                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2011

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R  3 1 ,  2 0 1 1

Van Eck Funds

CM Commodity Index Fund

Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

Emerging Markets Fund

Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund

Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund

Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

Multi-Manager Alternatives Fund

Class A: VMAAX / Class I: VMAIX / Class Y: VMAYX

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2011.

VAN ECK FUNDS

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

CM COMMODITY INDEX FUND

Dear Shareholder:

The CM Commodity Index Fund (the “Fund”) declined 8.11% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2011. The Fund, launched on December 31, 2010, seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI)1. The CMCI returned -6.90% during the period.2

The CMCI outperformed the Dow Jones-UBS Commodity Index3 (DJ-UBS), which declined 13.32% for the same period. The CMCI lagged the S&P GSCI® Index4 (GSCI), which fell by just 1.18%, due in large part to its crude oil weighting. DJ-UBS, which like the CMCI is less dependent on energy, underperformed due to individual weightings, specifically natural gas (down 44.99%) and wheat (down 25.78%).

The constant maturity approach proved itself again during the annual period, as the roll yield† was -0.86% for the CMCI but cost the other indices considerably more: -3.24% for the GSCI and -5.71% for DJ-UBS. The CMCI outperformed the GSCI with respect to roll yield in all sectors during the annual period, with the exception of precious metals where the roll yield was equal. In all, the CMCI’s constant maturity approach clearly mitigated successfully the potential negative effects of negative roll yield during the annual period.

We continue to believe strongly that a constant maturity approach should be the benchmark for commodities. An approach that invests across the liquidity commodity curve seeks to reduce the adverse effects of contango‡ and negative roll yield† that can erode the performance of commodity investments over time. Unlike traditional indices, the CMCI is diversified along the entire liquid futures curve and uses a continuous roll mechanism that is the foundation of its constant maturity approach.

The CMCI is diversified across 27 commodity components and five sectors—energy, precious metals, industrial metals, agriculture and livestock. The Index can include futures contracts with maturities from around three months to three years. The target average maturity as of the last rebalance of the CMCI in August 2011 was 7.7 months. Target weights and maturities are set semi-annually, and the index is rebalanced back to its target weights monthly.

Performance Drivers

Of the five sectors represented in the CMCI, the precious metals sectors advanced most during the annual period, increasing 6.39%. Gold led the way, increasing 9.42%. That said, gold bullion prices were volatile during the annual period, hitting its 2011 low of $1,308 per ounce on January 28, trending to an all-time high of $1,921 per ounce in September and then consolidating in the next months to end the year at $1,563 per ounce.

The energy sector was also a positive, albeit more modest, contributor in 2011, increasing 0.62%. Gasoil saw the biggest increase within the sector, up 16.34%. Energy is the heaviest weighting in the CMCI, comprising approximately 35% of the benchmark as of the last index rebalance. Early in 2011, energy prices spiked, led by Brent crude oil, which topped $126 per barrel in April on the back of social unrest in the Middle East and North Africa. By the end of the year, prices were supported by the tightened global supply-demand balance for crude oil and declining global inventories. Gasoil, unleaded gasoline and Brent crude oil prices rose for the annual period overall; natural gas prices, however, declined.

The livestock sector declined modestly, down 0.44% for the annual period. Severe drought early in 2011, especially in Texas, and spiking feed prices prompted producers to reduce the size of its herd, which pressured prices but also significantly reduced livestock inventories. During the second half of the year, livestock prices generally rebounded in part due to increased export demand in the midst of diminished supplies.

Agriculture was weak during the annual period, down 8.68%. Cocoa was the worst performer, falling 33.70%. Political conflict in the Ivory Coast, the world’s top producer of cocoa, and La Niña weather patterns led to an early rise and subsequent fall in cocoa prices. Corn was the best performing commodity in the sector, as global demand, notably from China, and the production of ethanol in the U.S. rapidly drained limited supplies.

Industrial metals was the worst performing sector, falling 19.54% on slow global economic growth and supply chain interruptions following Japan’s earthquake and tsunami. Zinc was the weakest of the industrial metals, declining 26.68%.

Discussion of Roll Yield

Livestock was the largest driver of negative roll yield for the GSCI, though the roll yield in the livestock sector was negative for both indices. Still, CMCI outperformed GSCI with respect to roll yield in the livestock sector. CMCI’s roll yield was -9.39% versus -10.88% for the GSCI during the annual period. In energy, CMCI had a roll yield of -2.88% versus -3.64% for the GSCI during the annual period. In industrial metals, CMCI had a roll yield of -0.77% versus -1.81% for the GSCI.

CM COMMODITY INDEX FUND

The roll yield in the agriculture sector positively impacted the CMCI, while negatively impacting the GSCI. Again, CMCI outperformed the GSCI. In agriculture, the CMCI had a roll yield of 2.74% versus -1.16% for the GSCI during the annual period. Precious metals usually track their spot prices closely in both indices, with small differences in roll yield between the CMCI and the GSCI. During the period, both indices had a roll yield of -0.58%.

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security’s value. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectuses, which should be read carefully before you invest. Again, the Fund offers investors exposure to the broad commodity markets, currently by investing in a combination of commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes “qualifying income.”

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Michael F. Mazier
Portfolio Manager

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

†

Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)] - 1.

‡

Contango occurs when the price of a futures contract exceeds the expected spot price at contract expiration. In contango, when futures prices are falling, the seller benefits. Conversely, backwardation occurs when the price of a futures contract is below the expected spot price at contract expiration. In this scenario, when futures prices are rising, the buyer benefits.

[1]

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules-based, composite benchmark index diversified across 27 commodities from within five sectors. The CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[2]

The Fund is passively managed and may not hold each CMCI component in the same weighting as the CMCI and is subject to certain expenses that CMCI is not. The Fund thus may not exactly replicate the performance of CMCI.

[3]

Dow Jones-UBS Commodity Index (DJ-UBS) is composed of futures contracts on 19 physical commodities covering seven sectors, specifically energy, petroleum, precious metals, industrial metals, gains, livestock and soft commodities.

[4]	S&P® GSCI Index (GSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. GSCI buys and sells short-term futures contracts.

UBS Bloomberg Constant Maturity Commodity Index Target Weights as of 2H 2011
(unaudited)

Portfolio subject to change.

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Average Annual Total Return 12/31/11	Class A-CMCAX After Maximum Sales Charge[1]	Class A-CMCAX Before Sales Charge	CMCI

One Year	(13.38)%	(8.11)%	(6.90)%

Life (since 12/31/10)	(13.38)%	(8.11)%	(6.90)%

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/11	Class I-COMIX After Maximum Sales Charge[2]	Class I-COMIX Before Sales Charge	CMCI

One Year	n/a	(7.77)%	(6.90)%

Life (since 12/31/10)	n/a	(7.77)%	(6.90)%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/11	Class Y-CMCYX After Maximum Sales Charge[3]	Class Y-CMCYX Before Sales Charge	CMCI

One Year	n/a	(7.88)%	(6.90)%

Life (since 12/31/10)	n/a	(7.88)%	(6.90)%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the CM Commodity Index Fund was 12/31/10 (Class A, Class I and Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers and/or reimbursements of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.66% / Net Expense Ratio 0.95%
[2]	I shares: no sales or redemption charges Gross Expense Ratio 1.71% / Net Expense Ratio 0.65%
[3]	Y shares: no sales or redemption charges Gross Expense Ratio 1.56% / Net Expense Ratio 0.70%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation. In addition, the Adviser agreed to voluntarily reimburse the Fund for certain swap trading costs.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules based, composite benchmark index representing a basket of commodities futures contracts with 27 components, diversified across 23 underlying commodities from the following sectors: energy, precious metals, industrial metals, agriculture and livestock.

CM COMMODITY INDEX FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011 - December 31, 2011

Class A	Actual	$1,000.00	$898.70	$4.55
	Hypothetical**	$1,000.00	$1,020.42	$4.84

Class I	Actual	$1,000.00	$900.00	$3.11
	Hypothetical**	$1,000.00	$1,021.93	$3.31

Class Y	Actual	$1,000.00	$898.90	$3.35
	Hypothetical**	$1,000.00	$1,021.68	$3.57

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011), of 0.95% on Class A Shares,0.65% on Class I Shares,0.70% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

EMERGING MARKETS FUND

Dear Shareholder:

The Emerging Markets Fund (the “Fund”) declined 26.58% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2011. The Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, declined 18.17% during the annual period. The MSCI EM Index is dominated by large-cap emerging market stocks. However, the Fund modestly outpaced the MSCI EM Small Cap Index2, which fell 26.96%, for the same period.

While disappointed with absolute returns, we are encouraged by this relative performance because the Fund is, by design, oriented toward small- and mid-cap stocks. We believe that small- and mid-cap emerging market equities give investors a significantly better exposure to secular growth themes in emerging markets, and in particular, to domestic demand.

The Fund, an actively managed portfolio focused on emerging market equity investments from around the world, looks to capitalize on opportunities derived both from strong long-term structural growth and from expanding domestic demand. Our seasoned investment team—averaging more than 16 years of dedicated emerging market experience-employs a disciplined investment process. Our focused risk management aims to balance country, sector and stock concentration levels and liquidity requirements.

Market and Economic Review

Emerging market equities started 2011 with strong gains, but a confluence of negative events made investors uneasy. During the first quarter of the year, there was widespread unrest in the Middle East and North Africa region and natural and nuclear disasters in Japan. As the year progressed, the festering sore of the unsustainable fiscal situation in peripheral Europe began to dominate headlines and investor sentiment. Additionally, the U.S. fiscal and political situation, including political gridlock over the nation’s debt ceiling and Standard & Poor’s unprecedented downgrade of the U.S.’ AAA credit rating to AA+ in August 2011, created significant volatility in global financial markets.

All that said, these “big” exogenous factors do not fully explain the underperformance of the emerging market equities asset class compared to their developed market peers for only the second annual period since 2000. Clearly there was a transmission mechanism of lower global demand into the export machine of emerging markets. In addition, as output gaps closed through 2010, exacerbated by the impact of poor weather conditions on food prices, inflationary pressures became apparent in many emerging countries. Toward the end of 2011, inflation became less of an immediate issue, and we saw many moves to reduce benchmark interest rates or otherwise ease monetary policy. Fears that China was in some way a huge bubble about to burst, engendering a hard landing, will, we believe, ultimately prove to be very wide of the mark, but that narrative certainly held some sway during the annual period amongst some parts of the investment community. To be sure, we do not deny that there are some real challenges ahead to promote a more sustained and balanced Chinese economy, but we are confidently anticipating reasonable growth in the next few years. Nevertheless, these concerns, whether justified or not, and combined with all the other fears globally that characterized the year, prompted an exodus from emerging market equities during the annual period.

Importantly, the fundamental and financial strengths of emerging markets remained evident during the annual period. For example, many emerging market countries maintained lower debt-to-Gross Domestic Product (GDP) ratios and larger foreign reserves than many developed countries. Despite these solid fundamentals, emerging market equities, as measured by the MSCI EM Index, declined 18.17% for the twelve months ended December 31, 2011, underperforming developed market equities, as measured by the S&P 500® Index3 and the MSCI EAFE (Europe, Australasia and Far East) Index4, which posted total returns of 2.11% and -11.73%, respectively, for the same period. Furthermore, consistent with prior periods of heightened risk aversion, emerging market small-cap stocks underperformed emerging market large-cap stocks, as indicated by the 26.96% decline of the MSCI EM Small Cap Index in 2011.

All three regions within the MSCI EM posted double-digit declines on the year. Emerging Asia, as measured by the MSCI EM Asia Index5, ended 2011 as the best performing region on a relative basis with a total return of -17.16%. The Latin American region and Emerging Europe, Middle East and Africa (EMEA), as measured by the MSCI EM Latin America Index6 and the MSCI EM EMEA Index7, respectively, lagged with returns of -19.15% and -20.18%, respectively.

From a sector* perspective, consumer staples and telecommunication services proved to be the most defensive within emerging markets during the annual period. Conversely, materials and industrials were the worst performing sectors in the MSCI EM during the annual period given their cyclical nature and vulnerability to uncertainty surrounding the future pace of global economic growth.

EMERGING MARKETS FUND

MSCI EM 12 Month Forward P/E

Source: MSCI, Datastream, 2 January 2012.
P/E (price/earnings) ratio: a valuation of a company’s current share price compared to its per-share earnings.

Fund Review

During the annual period, top contributors to the Fund’s absolute performance included South Korea-based consumer electronics giant Samsung Electronics (4.4% of Fund net assets†). Samsung Electronics ended 2011 by posting record quarterly profits on surging sales of its Galaxy smartphones and on a one-time gain from selling its hard disk-drive business. Samsung Electronics sold more than 300 million handsets in 2011, overtaking Apple to become the world’s largest smartphone seller. One of the advantages that Samsung Electronics displays over its competitors, in our view, is their product differentiation, selling multiple models at various price points. The company also features a market-leading position in OLED (organic light-emitting diode) technology.

Another notable performer for the Fund during the annual period was Brazilian electronic payment processor Cielo (1.2% of Fund net assets†). Cielo has a leading market share position in the Brazilian credit and debit card transaction processing industry. Given the rapid adoption of credit and debit cards in Brazil, this industry, we believe, has a favorable outlook. In our view, the drivers of this growth should prove sustainable and visible regardless of any macroeconomic turbulence that may occur either locally or abroad.

Conversely, key detractors from the Fund’s absolute performance during the annual period included two iron ore miners—Vale (1.9% of Fund net assets†), which is based in Brazil, and Bellzone Mining (0.5% of Fund net assets†), which operates out of the Kalia prospect in Guinea, West Africa. Both companies faced a number of operational headwinds in 2011, including technical, environmental, regulatory and political challenges that ultimately led to higher costs and longer delivery times for new projects. Additionally, while the global iron ore market appears structurally tight from a supply and demand perspective over the medium term, global economic uncertainty and a slowdown in steel production growth in China, led to a weaker iron ore spot market during the second half of 2011.

Stock selection within India’s equity market also proved to be challenging during 2011. The twin deficits of India, namely fiscal and current account deficits, would always make a year like 2011 challenging for investors in India’s equity market. Add in political stalemate and sticky inflation, combined with a weakening currency, and it is not hard to see why the Indian equity market struggled.

As 2011 came to an end, the Fund held overweight positions in emerging Asia and in the EMEA regions at the expense of Latin America. Consistent with our long-term investment strategy, we held a positive outlook at the end of the annual period on the consumer discretionary sector. As portfolio managers, we try to find emerging growth in emerging markets, and we continued to believe that some of the very best secular opportunities could be found in small- and mid-cap stocks. Thus, staying true to our core philosophy, the Fund maintained a significant allocation to small- and mid-cap stocks at the end of the annual period.

Outlook

Not surprisingly, at the end of 2011, the global economic outlook for 2012 remained cloudy, with concerns over Europe and its ongoing peripheral nation sovereign debt crisis persisting. Entrenched expectations for a Eurozone recession are unlikely, we believe, to materialize, but European financial market pressures are likely to remain a focus in the months ahead. These concerns were being counterbalanced by the patch of better economic data released out of the United States toward the end of the annual period, although visibility regarding the sustainability of such positive news remained, in our view, limited. That said, going forward, emerging markets should benefit, we believe, from more moderate inflation expectations compared to 2011, enabling additional accommodative monetary conditions that would, in turn, foster an environment wherein economic data may stabilize. Our central thesis for 2012 is that more resilient U.S. economic growth and slightly better than expected emerging market trends will be able to offset economic weakness in Europe. Of course, there remain some political hurdles to overcome in 2012—including key elections in Russia, Mexico and the United States—that may create some volatility over the near term.

Another factor to watch in 2012 is the leadership transition in China, although we think the “chicken littles” on China will yet again be proved wrong, although this may take some time. We believe that China’s economic growth should stabilize at a level below the trend of the last few years but still at reasonably healthy levels, as policy eases modestly in the face of slower global economic growth and softening local inflation.

Across emerging markets, we expect GDP growth to be below trend on average, but mostly due to weakness in developed market demand. Underlying demand from within emerging markets should remain buoyant, in our view for several reasons. First, emerging markets have significant tailwinds of demographics and global economic development in their favor. Second, they are generally not burdened with the yoke of oversized government and consumer debt in the way that many developed markets are. Third, we see solid emerging equity market fundamentals, as valuation multiples of many of the equity markets within the MSCI EM universe appear to already be priced for substantially weaker economic data globally. Even with a better fourth quarter of 2011, risk aversion at the end of the annual period remained high. This left emerging market equities trading at a meaningful discount to both developed markets and to their own historical averages. Despite the potential challenges ahead, we maintain our positive secular outlook for emerging market equities and strongly believe there is a favorable balance of risk and reward for the asset class.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple Portfolio Manager	Edward M. Kuczma Analyst	Angus Shillington Analyst

EMERGING MARKETS FUND

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of December 31, 2011.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

Morgan Stanley Capital International Emerging Markets Index (MSCI EM), a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, is calculated with dividends reinvested. The Index captures 85% of the publicly traded equities in each industry for 21 emerging markets. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[2]	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small cap size segment.

[3]	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[4]	MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[5]	MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

[6]	MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

[7]

MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

TOP TEN EQUITY HOLDINGS*
December 31, 2011 (unaudited)

Samsung Electronics Co. Ltd.
(South Korea, 4.4%)

Samsung manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, monitors, televisions and home appliances. The company is also a major global producer of telecommunications products such as mobile phones.

China Minsheng Banking Corp. Ltd.
(China, 2.3%)

China Minsheng operates in commercial banking businesses. The bank provides the normal range of banking services offered in China, but in particular it is rapidly expanding its branded lending business that focuses on lending to small and medium sized enterprises, a segment that has traditionally found it difficult or expensive to access loans.

Tisco Financial Group PCL
(Thailand, 2.1%)

Tisco Financial is a bank holding company that offers loans and a variety of banking activities such as underwriting, broking and investment advisory business. Most of its lending business is comprised of auto related loans

Localiza Rent a Car S.A.
(Brazil, 2.0%)

Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

Hyundai Mobis Co. Ltd.
(South Korea, 2.0%)

Hyundai Mobis manufactures and markets automotive parts and equipment, such as automotive service components, modules and systems. The company also contracts environmental projects, including sewage treatment plant and industrial waste water treatment plant construction.

Kia Motors Corp.
(South Korea, 1.9%)
Kia Motors manufactures, sells, and exports passenger cars, mini-buses, truck and commercial vehicles. The company also produces various auto parts.

Vale S.A.
(Brazil, 1.9%)

Vale produces and sells iron ore, pellets, manganese, alloys, gold, nickel, copper, kaolin, bauxite, alumina, aluminum and potash. The company is based in Brazil where it owns and operates railroads, maritime terminals and ships as part of the infrastructure required to bring their products to their customers.

BR Malls Participacoes S.A.
(Brazil, 1.8%)
BR Malls owns and operates shopping malls throughout Brazil.

Koza Altin Isletmeleri AS
(Turkey, 1.8%)
Koza Altin is a mineral exploration company that mines for gold in Western Turkey. Koza Altin currently operates Ovacik, Havran, Kucukdere and Mastra mines.

Dah Chong Hong Holdings Ltd.
(Hong Kong, 1.7%)
Dah Chong Hong is a diversified business conglomerate involved in motor vehicle sales and distribution, sales of food and consumer products, and logistics services.

*Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of bloomberg.com

EMERGING MARKETS FUND

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Average Annual Total Return 12/31/11	Class A-GBFAX After Maximum Sales Charge[1]	Class A-GBFAX Before Sales Charge	MSCI EM

One Year	(30.83)%	(26.58)%	(18.17)%

Five Year	(3.31)%	(2.16)%	2.70%

Ten Year	9.14%	9.78%	14.20%

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual Total Return 12/31/11	Class C-EMRCX After Maximum Sales Charge[2]	Class C-EMRCX Before Sales Charge	MSCI EM

One Year	(27.77)%	(27.05)%	(18.17)%

Five Year	(2.85)%	(2.85)%	2.70%

Life (since 10/3/03)	9.41%	9.41%	14.02%

Hypothetical Growth of $10,000 (Since Inception: Class C)

Average Annual Total Return 12/31/11	Class I-EMRIX After Maximum Sales Charge[3]	Class I-EMRIX Before Sales Charge	MSCI EM

One Year	n/a	(26.19)%	(18.17)%

Life (since 12/31/07)	n/a	(9.21)%	(4.94)%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/11	Class Y-EMRYX After Maximum Sales Charge[4]	Class Y-EMRYX Before Sales Charge	MSCI EM

One Year	n/a	(26.53)%	(18.17)%

Life (since 4/30/10)	n/a	(6.62)%	(3.24)%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C), 12/31/07 (Class I) and 4/30/10 (Class Y);

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%	[3]	I shares: no sales or redemption charges
	Gross Expense Ratio 1.76% / Net Expense Ratio 1.76%		Gross Expense Ratio 2.22% / Net Expense Ratio 1.25%
[2]	C Shares: 1.00% redemption charge, first year	[4]	Y shares: no sales or redemption charges
	Gross Expense Ratio 2.70% / Net Expense Ratio 2.50%		Gross Expense Ratio 2.08% / Net Expense Ratio 1.70%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.95% for Class A, 2.50% for Class C, 1.25% for Class I, and 1.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets (MSCI EM) Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

EMERGING MARKETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011 - December 31, 2011

Class A	Actual	$1,000.00	$749.50	$7.76
	Hypothetical**	$1,000.00	$1,015.80	$8.94

Class C	Actual	$1,000.00	$746.70	$11.01
	Hypothetical**	$1,000.00	$1,011.30	$12.68

Class I	Actual	$1,000.00	$752.10	$5.52
	Hypothetical**	$1,000.00	$1,018.56	$6.36

Class Y	Actual	$1,000.00	$750.10	$7.50
	Hypothetical**	$1,000.00	$1,016.21	$8.64

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011), of 1.76% on Class A Shares,2.50% on Class C Shares,1.25% on Class I Shares,1.70% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

GLOBAL HARD ASSETS FUND

Dear Shareholder:

During what was an extremely challenging and volatile investment period, the Global Hard Assets Fund (“the Fund”) declined 16.63% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2011. To compare, the Fund’s commodity-equity based benchmark, the S&P® North American Natural Resources Sector Index1 (SPGINRTR), returned -7.35% for the same period. The UBS Bloomberg Constant Maturity Commodity Index (CMCI)2, an index that measures the performance of commodities futures, returned -6.90% for the annual period.

The Fund’s relative performance was driven primarily by two main areas:

•

Risk aversion created a flight to quality in the energy space. The three largest integrated oil companies (Exxon, Chevron, and ConocoPhillips) comprise 20% of the benchmark index, and outperformed many of their energy-related peers in the exploration and production and oil services sub-sectors in 2011.

The Fund does not have exposure to those large, integrated oil companies. As such, the Fund is underweighted energy overall, relative to the benchmark, but overweight coal and oil services companies, which did not perform as well in 2011. For example, the Fund has around a 22% allocation to oil services, whereas the benchmark index had around a 17% weighting at yearend.

•

Questions about growth abroad, particular in China and other emerging markets, led to multiple contractions in the metals space. The Fund has a relative overweight to both precious and base metals relative to the benchmark index, which was not rewarded in 2011.

While the Fund lagged its benchmark for the annual period, we continue to believe that our long-term track record of returns reflects skilled stock selection and disciplined risk management. This is evidenced by our strong relative peer group rankings over longer-term time periods. Our twelve-person investment team—among the industry’s largest—includes three trained geologists and senior analysts with deep sector experience.

Looking forward to 2012, we remain particularly enthused about the Fund’s energy positions. The themes and names we look to exploit in the months ahead are focused on unconventional North American exploration and production companies, international exploration and production companies, niche refining companies and large-cap oil services companies. The international exploration and production area, for example, was largely de-rated as investors fled risk in 2011, but we feel this is positioned to change at least for a few of our names. And within the base metals space, going forward we intend to focus on the higher quality larger diversified mining companies that have quantifiable shareholder-friendly capital management policies.

Market and Economic Review

Hard asset commodities and their corresponding equity sectors experienced a roller coaster of performance in 2011. A strong rally in the first quarter gave way to struggles in the second quarter as reduced demand and heightened risk aversion led to declining commodity prices and negative equity returns. The summer months brought elevated concerns regarding deteriorating economic indicators that raised the possibility of recession in the U.S. and abroad. Investors also worried about persistent sovereign debt crises in Europe, political gridlock in Washington, D.C., Standard & Poor’s’ unprecedented downgrade of U.S. sovereign debt, declining demand from China and dramatic equity market volatility. U.S. dollar strength only served to compound the impact of such concerns for investors in hard asset commodities. As a flight to quality ensued, the third quarter of 2011 was the worst for hard asset commodities and their corresponding equity sectors since the fourth quarter of 2008. The fourth quarter then saw a solid rebound for the hard assets markets overall, as the last months of 2011 brought better than anticipated data in the important labor, housing and manufacturing segments of the U.S. economy, which more than offset the effect of vacillating hope and then disappointment surrounding October and December meetings held by key players in an effort to find solutions to the European sovereign debt crisis.

All that said, performance among the major commodities sub-sectors was widely dispersed for the annual period overall, as a bifurcation emerged between strength in gold and energy prices and weakness in most other commodities. Indeed, for the year, precious metals was the best performing sub-sector, due exclusively to the increase in the price of gold bullion. Gold bullion prices gained $142.92 per ounce during the annual period, or 10.06%, to close on December 31, 2011 at $1,563.70 per ounce. Following stellar 2010 performance, the precious metal began the year with weakness, hitting its 2011 low of $1,308 per ounce on January 28. Strength then returned to the market, as gold bullion prices trended to an all-time high of $1,921 per ounce in September before consolidating to lower levels in the fourth quarter of the year. Conversely, silver prices fell 9.94% to end December 2011 at $27.84 per troy ounce. Platinum and palladium prices were down 20.86% and 18.27%, respectively. On the equity side, gold mining companies benefited financially from higher gold bullion prices, but few stocks were able to outshine the underlying precious metal during the period. Indeed, most gold

GLOBAL HARD ASSETS FUND

stocks struggled throughout the annual period and turned in very disappointing performance. Gold mining shares, as measured by the NYSE Arca Gold Miners Index (GDM)3 were down 15.48%. The Philadelphia Gold and Silver Index (XAU)4 declined 19.16%. We doubt anyone would have expected gold stock indices to underperform gold bullion by approximately 25% in a year when gold bullion prices soared to new heights. This disconnect between gold and gold shares is unprecedented in a bull market. Stock valuations at the end of 2011 were at levels last seen during the 2008 credit crisis and the bear market lows from 1999 to 2001—for a few key reasons. First, gold companies have had trouble controlling capital and operating costs as prices for energy, materials and labor have been rising materially for the past several years. Second, taxes and royalties have been on the rise, and third, regulatory burdens seem to always increase.

The energy sub-sector performed well during the annual period overall. During the first quarter, political unrest in the Middle East and North Africa region more than offset the ample supply and slack demand conditions in the U.S. However, in the second quarter, slowing global economic growth, along with the coordinated global release by the International Energy Agency of strategic petroleum reserves on June 23, created downward pressure on the energy sub-sector. During the third quarter, energy prices continued to be under pressure given fears of slowing demand as the economy grew more sluggish. According to a report from the U.S. Energy Department, U.S. gasoline use declined to its lowest level since 2001. Emerging market demand remained strong, however, allowing U.S. refiners to do well selling their products overseas. In the final months of the year, the energy sub-sector saw petroleum prices boosted by supportive underlying technicals, specifically strong demand growth, especially from developing countries, yet increasingly difficult to obtain supply. Heightened unrest in Libya during the fourth quarter and uncertainty regarding supply from that nation following the death of Gadhafi added to the general supply-demand scenario. In October 2011, the WTI (West Texas Intermediate) crude oil curve moved into backwardation for the first time in more than three years, signaling physical tightness in the oil market. (Backwardation occurs when the price of a futures contract is below the expected spot price at contract expiration.) All told, crude oil prices rose 8.15% during the annual period to end December 2011 at $98.83 per barrel. Heating oil prices were up 15.38%, and gasoline prices rose 9.50%. According to the AAA’s Daily Fuel Gauge, the national average price of gasoline was $3.27 a gallon at the end of the year, 19.8 cents a gallon more than any prior year’s close. Natural gas prices, on the other hand, declined 32.15% during the annual period to $2.989 per million British thermal units (BTUs), its lowest close since November 2009. Natural gas prices were pressured by ample supplies of the commodity in North America. As was the case with the precious metals sub-sector, many energy-related equities lagged their underlying commodities. For the year, major oil companies advanced 4.10%, as measured by the NYSE Arca Oil Index (XOI)5, while oil services stocks fell 10.57%, as measured by the Philadelphia Oil Services Index (OSX)6. Surprisingly, perhaps, natural gas stocks gained 6.66%, as measured by the NYSE Arca Natural Gas Index (XNG)7, despite the decline in the underlying commodity price. Coal prices fell across most regions during the annual period. Coal stocks, as measured by the Stowe Coal IndexSM (TCOAL)8, declined 29.55%.

The base metals sub-sector was the weakest during the annual period, with the S&P® GSCI Industrial Metals Index9 down 22.33% for the year, reflecting concerns about the implications of a global economic slowdown. After poor performance for most of the year, the sub-sector did rebound somewhat in the fourth quarter on improved optimism about the economy. Copper prices fell 21.35% during the annual period, impacted additionally by concerns about a potential hard landing in China’s economy. Tin, nickel and zinc prices fell even more, down 28.87%, 24.22% and 25.24%, respectively. Lead and aluminum prices declined 21.55% and 18.95%, respectively, during the annual period.

The agricultural sub-sector was also weak during the annual period due primarily to higher than expected inventories of grains, prospects of even greater supply and declining demand. With a gain of 6.37%, corn was the only commodity within the sub-sector to see increased prices during the annual period. Corn prices were supported by strong global demand, especially from China, and limited supply, in part because of ethanol production in the U.S. Wheat and soybean prices declined 24.88% and 13.49%, respectively. Soft agricultural commodities such as cotton, coffee and cocoa also experienced price declines during 2011. Agricultural equities overall declined 10.18%, as measured by the DAXglobal® Agribusiness Index (DXAG)10.

Fund Review

Throughout 2011, we maintained our bottom-up investment strategy of making decisions on an individual security basis rather than from any overarching sector perspective. That said, energy holdings remained a key theme of our strategy. We also increased the Fund’s position in cash during the annual period as part of a conservative stance taken amidst challenging market conditions to enhance the portfolio’s liquidity and, at the same time, to enable us to take advantage of attractive buying opportunities on what we believed to be short-term weakness. At the end of the annual period, the Fund had 8.3% of its net assets invested in cash and cash equivalents.

Energy Holdings

The Fund’s allocation to the energy sub-sector decreased slightly during the annual period, from 65.2% at the beginning of the year to 58.3% by December 31. Within the Fund’s allocation to energy-related equities, we reduced the Fund’s exposures to oil and natural gas exploration and production companies and to coal companies and increased its allocations to oil services companies and, more modestly so, to integrated energy companies.

The Fund’s top three performers during the annual period were all energy-related holdings. The biggest contributor to Fund performance was Petrohawk Energy (2.8% of Fund net assets at June 30, prior to acquisition) whose shares gained 112.38% in 2011, advancing most after the July announcement that it had agreed to be acquired by BHP Billiton (1.8% of Fund net assets†), the world’s largest mining company, for $12.1 billion in cash. Similarly, Brigham Exploration (1.5% of Fund net assets at June 30, prior to acquisition) was a strong contributor to the Fund’s results during the annual period on the announcement of its proposed acquisition. Its shares were up 33.92% for the annual period, benefiting from positive response to being acquired by Statoil (not held by the Fund), an international energy company headquartered in Norway with operations in 34 countries. Shares of Cabot Oil & Gas (1.4% of Fund net assets†), an oil and gas exploration and production company, advanced 100.96% during the annual period. The company benefited most from continually beating and raising production guidance in its Marcellus shale operations during the year.

By contrast, the three most notable performance detractors from the Fund’s results during the annual period were also energy-related holdings. Shares of coal company Alpha Natural Resources declined 65.97% during the annual period. Alpha Natural Resources (0.5% of Fund net assets†) missed earnings estimates several times during the year and reported reduced guidance, lower production volumes in the Powder River Basin and a cut in its full year 2011 shipment guidance to a range of 102.5 million tons to 109.5 million tons compared to the previous range of 104 million tons to 112 million tons. The company also continued to be pressured by investor concerns regarding its January 2011 acquisition of Massey Energy (not held by the Fund), the owner of the West Virginia mine that was the site of a tragic explosion in April 2010. Concerns over weak Chinese commodity demand also weighed on the company’s shares. Newfield Exploration (1.1% of Fund net assets†), an oil and gas exploration and production company, was another disappointment for the Fund during the annual period. Its shares fell 47.68% for the year, as it boosted its capital expenditures but reported weaker than expected oil and gas production. Oilfield services company Weatherford International (1.1% of Fund net assets†) detracted from the Fund’s results. Its shares declined 35.79% during the annual period as investors reacted to its $75 million settlement with BP on the Macondo well incident in the Gulf of Mexico as well as to the company’s scaling back of its international assumptions, lowered earnings per share estimates, higher expected tax rates and anticipated federal investigations. Accounting and reporting errors also reduced the company management’s credibility.

During the annual period, we established new Fund positions in several energy-related holdings. These included oil refiner Western Refining (1.1% of Fund net assets†), offshore drillers Diamond Offshore Drilling (1.9% of Fund net assets†) and Ensco (1.6% of Fund net assets†), oilfield machinery and equipment manufacturer National Oilwell Varco (1.7% of Fund net assets†), oilfield services company Noble Energy (2.0% of Fund net assets†), oil and gas exploration and production company SM Energy (1.0% of Fund net assets†) and coal miner Cloud Peak Energy (0.5% of Fund net assets†). We eliminated the Fund’s positions during the annual period in coal company Walter Energy, integrated oil company Murphy Oil, onshore drilling contractor Nabors, and oil and gas exploration and production company Heritage Oil. We bought and sold a position in Brazilian integrated oil company Petroleo Brasileiro (Petrobras) during the annual period.

Precious Metals Holdings

The Fund’s allocation to precious metals stocks decreased from 9.5% at yearend 2010 to 1.4% at yearend 2011.

Among the Fund’s precious metal holdings, the U.K.’s Randgold Resources (1.8% of Fund net assets†) contributed the most positive results during the annual period. Following a disappointing year in 2010, Randgold Resources’ Loulo mine in Mali showed sustainable improvements in 2011, while its Tongon mine in the Ivory Coast ramped up to full production. Its shares gained 24.33% during the annual period. The Fund also benefited from its position in SPDR Gold Trust (1.1% of Fund net assets†), an exchange-traded fund (ETF) designed to reflect the performance of the price of gold bullion. The ETF’s shares advanced 9.57% during the annual period, as investors sought protection against widespread concerns about sovereign debt and economic woes, the possibility of a recession in the U.S. and Europe, soaring U.S. debt and the downgrade of U.S. credit by Standard & Poor’s.

Conversely, Canadian gold miners Agnico-Eagle Mines (1.0% of Fund net assets†) and Kinross Gold (1.7% of Fund net assets†) underperformed with share price declines of 52.12% and 39.47%, respectively. Several mines of Agnico-Eagle Mines encountered operating difficulties during the year. In fact, one of its mines, representing approximately 12% of the company’s value, was forced to shut down after ground subsidence caused safety concerns. (Ground subsidence is the

GLOBAL HARD ASSETS FUND

motion of the earth’s surface as it shifts downward.) During the annual period, Kinross Gold broadly suffered on lower guidance on higher operating and production costs and more specifically was pressured by missed earnings per share, revenue and production estimates.

During the annual period, we established a new Fund position in U.S. gold mining company Newmont Mining (3.9% of Fund net assets†). Shares of Newmont Mining’s shares declined 0.68% during the annual period, even though the company had good operating performance and implemented an aggressive dividend policy that increased its yield to 2%. Thus, we initiated a Fund position on what we believed to be temporary weakness and strong prospects ahead.

Base and Industrial Metals Holdings

The Fund’s allocation to base and industrial metals stocks increased from 12.4% at the beginning of the year to 13.8% as of December 31, 2011. Within the sub-sector, we modestly increased the Fund’s exposure to base metals and modestly decreased its exposure to steel companies.

The only position within this sub-sector to make a positive, albeit modest, contribution to Fund results during the annual period was African Minerals (0.5% of Fund net assets†). African Minerals is an iron ore development company with assets in West Africa. During the annual period, the company signed a newsworthy deal with a Chinese steel-maker to develop its Tonkolili project in Sierra Leone, which has the potential to become one of the biggest iron ore mines in the world. Its shares rose 3.96% during the annual period.

Among the biggest detractors from the Fund’s results within this sub-sector were U.K. diversified metals miner Xstrata (3.0% of Fund net assets†) and Canadian diversified mining company Teck Resources (0.9% of Fund net assets†), whose shares declined 34.33% and 42.06%, respectively, during the annual period. Xstrata’s shares declined on underlying commodity weakness and widespread economic concerns. Teck Resources was also hurt by lower underlying commodity prices. Additionally, during the first quarter of 2011, Teck Resources cut its production guidance based on the negative sales impact of weather and rail issues and cuts its coal sales forecast as well.

During the annual period, we initiated new Fund positions in iron ore miner Cliffs Natural Resources (2.1% of Fund net assets†) and diversified base metals miner Rio Tinto (2.3% of Fund net assets†). We eliminated the Fund’s positions in diversified metals mining companies Freeport-McMoRan Copper & Gold, Vale and Vedanta Resources during the annual period.

Agriculture and Other Holdings

We increased the Fund’s allocation to the agricultural sub-sector from 1.87% of the Fund’s net assets at the start of the annual period to 2.79% of the Fund’s net assets at the end of December 2011. Paper and forest products and other holdings comprised 2.48% of the Fund’s net assets at the end of the annual period. The Fund held no positions in the alternative energy, chemicals, real estate or utilities sub-sectors during the annual period.

For the annual period overall, there were no positive contributors among the Fund’s agricultural and other holdings. Among the biggest disappointments here were U.S. construction and mining machinery company Terex and agricultural chemicals company Potash Corp of Saskatchewan (1.7% of Fund net assets†), which saw their shares decline. We sold the Fund’s position in Terex by the end of the annual period. We also eliminated the Fund’s position in marine transportation company General Maritime during the fourth quarter of the year.

We established new Fund positions during the annual period in agricultural chemicals company Mosaic (0.9% of Fund net assets†), internal combustion engine manufacturer Cummins (1.0% of Fund net assets†) and engineering services company Jacobs Engineering (0.5% of Fund net assets†).

* * *

Looking forward to 2012, we remain particularly enthused about the Fund’s energy positions. The themes and names we look to exploit in the months ahead are focused in several of the same core areas about which we have been optimistic for some time now—unconventional North American exploration and production companies, international exploration and production companies, niche refining companies and large-cap oil services companies. From a macro perspective, we expect continued pressure on natural gas prices, as natural gas supply is anticipated to significantly outpace demand. We expect oil prices, on the other hand, to stay resilient, as supplies remain constrained and at risk, despite facing faltering demand from Europe.

While gold has had a long and spectacular run, we believe that, despite the late-year pullback, the gold bull market is closer to its middle than to its end. First, easy monetary policies that have contributed to higher gold prices continue. Second, one of the key drivers of a secular gold bull market is negative real interest rates, and indeed the real yield across the U.S. Treasury duration curve had turned negative by the end of the annual period, destroying wealth for many savers, institutions and sovereigns who invest in such interest-bearing vehicles. The third reason we believe in the longer-term continuation of the gold bull market is that once the European financial system is set on a sounder course, attention will probably move to no less dire conditions in Japan and the U.S. Gold may benefit as a sound currency alternative or inflation hedge.

Within the agricultural sub-sector, we believe the fundamental tightness experienced in 2011 may repeat in 2012, though with a likely moderate loosening of the corn balance sheet. As we look forward, assuming that farming economics stay positive, it seems that the U.S. should plant at least 92 million acres of corn. Indeed, recent consultant estimates have been in the 90 to 95 million acre range. With a trend yield of about 158 to 159 bushels per acre, there should be corn production of more than 13.5 billion bushels in the new year. Further, with corn exports of 1.6 billion bushels, well below peak levels of 2.4 billion bushels, and ethanol usage beyond just the discretionary blend, we expect a stocks-to-use ratio of about 10% in 2012. (The stocks-to-use ratio is a measure of supply and demand interrelationships of commodities. The ratio indicates the level of carryover stock for any given commodity as a percentage of the total use of the commodity.) December 2012 corn was priced at the end of 2011 at around $5.50; we feel that corn below $5.00 may represent good value. Obviously, there are many other variables that could impact prospects for the commodity, but in our view, a significant number of end-users of corn should be profitable in the months ahead. Importantly, the Chinese have been opportunistic buyers of corn on dips and at some point, we believe, will re-enter the market.

As for the base metals sub-sector, although macroeconomic risks remain high, we believe serious and escalating supply constraints and a recovery in Chinese demand will keep the commodity market tight. Thus, in the near term, we favor commodities, such as copper, lead and zinc, more than related equities. On the one hand, base and industrial metal mining equities are vulnerable to ongoing concerns regarding Europe, worries about the global economy and broad investor risk aversion. But, on the positive side, base and industrial metal mining equities were, at the end of 2011, trading near the bottom of their historical price/earnings (P/E) and enterprise value/earnings before interest, taxes, depreciation, and amortization (EV/EBITDA) multiple ranges. Although these depressed multiples reflect elevated macroeconomic and company-specific risk, we do believe there is scope for a rerating in 2012. We plan to focus going forward on the higher quality larger diversified mining companies that have quantifiable shareholder-friendly capital management policies.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

GLOBAL HARD ASSETS FUND

We appreciate your continued investment in the Global Hard Assets Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds	Joseph M. Foster	Samuel R. Halpert
Co-Portfolio Manager	Co-Portfolio Manager

Charl P. de M. Malan	Geoffrey R. King	Edward W. Mitby	Mark Miller

Gregory F. Krenzer	Luke Desmond	Christopher Mailloux	Imaru Casanova

† All Fund assets referenced are Total Net Assets as of December 31, 2011.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]

UBS Bloomberg Constant Maturity Commodity Index (CMCI) is a rules-based, composite benchmark index diversified across 27 commodities from within five sectors. CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[3]	NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[4]	Philadelphia Gold and Silver Index (XAU), calculated with dividends reinvested, is composed of the common stocks of the leading companies involved in gold and silver mining.

[5]

NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production and development of petroleum.

[6]

Philadelphia Oil Services Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment support services and geophysical/reservoir services.

[7]

NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[8]

Stowe Coal IndexSM (TCOAL) is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

[9]

S&P® GSCI Industrial Metals Index (SPGSINTR) measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index (GSCI), which is a world production-weighted commodity index comprised of 24 liquid, exchange-traded futures contracts.

[10]

DAXglobal® Agribusiness Index (DXAG) is a modified market capitalization-weighted index designed to track the movements of securities of companies involved in the agriculture business that are traded on leading global exchanges.

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*
December 31, 2011 (unaudited)

Anadarko Petroleum Corp.
(U.S., 4.5%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Halliburton Co.
(U.S., 4.1%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Schlumberger Ltd.
(U.S., 3.9%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Newmont Mining Corp.
(U.S., 3.9%)

Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, New Zealand and Mexico. Newmont also mines and processes copper in Indonesia.

Occidental Petroleum Corp.
(U.S., 3.3%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, vinyls and performance chemicals. Occidental gathers, treats, processes, transports, stores, trades and markets crude oil, natural gas, NGLs, condensate and carbon dioxide (CO2) and generates and markets power.

Xstrata PLC
(United Kingdom, 3.0%)

Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. The group conducts operations in Australia, South Africa, Germany, Argentina and the U.K.

Whiting Petroleum Corp.
(U.S., 2.7%)

Whiting Petroleum is involved in oil and natural gas exploitation, acquisition, and exploration activities. The company focuses on lower risk, long-lived oil and natural gas properties located primarily in the Gulf Coast/Permian Basin, Rocky Mountains, Michigan, and mid-continent regions of the United States.

Cameron International Corp.
(U.S., 2.7%)

Cameron International manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, and assembled systems. The company’s equipment is used for oil and gas drilling, production, and transmission in onshore, offshore, and subsea applications. Cameron also produces gas turbines, centrifugal gas and air compressors, and other products.

Pioneer Natural Resources Co.
(U.S., 2.4%)
Pioneer Natural Resources is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Rio Tinto PLC
(U.K., 2.3%)

Rio Tinto is an international mining company that has interests in mining for aluminum, borax, coal, copper, gold, iron ore, lead, silver, tin, uranium, zinc, titanium dioxide feedstock, diamonds, talc and zircon.

* Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of bloomberg.com.

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Average Annual Total Return 12/31/11	Class A-GHAAX After Maximum Sales Charge[1]	Class A-GHAAX Before Sales Charge	SPGINRTR	S&P 500

One Year	(21.42)%	(16.63)%	(7.35)%	2.11%

Five Year	3.95%	5.19%	4.04%	(0.25)%

Ten Year	15.28%	15.96%	10.99%	2.92%

Hypothetical Growth of $10,000 (Ten Years: Class A)

Average Annual Total Return 12/31/11	Class C-GHACX After Maximum Sales Charge[2]	Class C-GHACX Before Sales Charge	SPGINRTR	S&P 500

One Year	(18.05)%	(17.23)%	(7.35)%	2.11%

Five Year	4.39%	4.39%	4.04%	(0.25)%

Ten Year	15.05%	15.05%	10.99%	2.92%

Hypothetical Growth of $10,000 (Ten Years: Class C)

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON
(continued)

Average Annual Total Return 12/31/11	Class I-GHAIX After Maximum Sales Charge[3]	Class I-GHAIX Before Sales Charge	SPGINRTR	S&P 500

One Year	n/a	(16.31)%	(7.35)%	2.11%

Five Year	n/a	5.61%	4.04%	(0.25)%

Life (since 5/1/06)	n/a	5.03%	3.66%	1.41%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/11	Class Y-GHAYX After Maximum Sales Charge[4]	Class Y-GHAYX Before Sales Charge	SPGINRTR	S&P 500

One Year	n/a	(16.45)%	(7.35)%	2.11%

Life (since 4/30/10)	n/a	0.39%	4.34%	4.67%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C), 5/1/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%	[3]	I Shares: no sales or redemption charges
	Gross Expense Ratio 1.37% / Net Expense Ratio 1.37%		Gross Expense Ratio 1.01% / Net Expense Ratio 1.00%
[2]	C Shares: 1.00% redemption charge, first year	[4]	Y Shares: no sales or redemption charges
	Gross Expense Ratio 2.12% / Net Expense Ratio 2.12%		Gross Expense Ratio 1.17% / Net Expense Ratio 1.13%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011 - December 31, 2011

Class A	Actual	$1,000.00	$ 820.90	$ 6.29
	Hypothetical**	$1,000.00	$1,018.30	$ 6.97

Class C	Actual	$1,000.00	$ 817.90	$ 9.71
	Hypothetical**	$1,000.00	$1,014.52	$10.76

Class I	Actual	$1,000.00	$ 822.60	$ 4.59
	Hypothetical**	$1,000.00	$1,020.16	$ 5.09

Class Y	Actual	$1,000.00	$ 821.60	$ 5.19
	Hypothetical**	$1,000.00	$1,019.51	$ 5.75

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011), of 1.37% on Class A Shares,2.12% on Class C Shares,1.00% on Class I Shares,1.13% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

INTERNATIONAL INVESTORS GOLD FUND

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) declined 21.52% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2011. To compare, the NYSE Arca Gold Miners Index (GDM)1 fell 15.48%, for the same period. The Fund, an actively-managed portfolio investing in gold mining equities, has a 40+ year track record. Our specialized investment team, led by geologist Joe Foster, who has been a part of the Fund’s investment team since 1996, conducts regular on- and under-the-ground research to access mining efficiencies and opportunities.

For the annual period, gold bullion prices gained $142.92 per ounce, or 10.06%, to close on December 31, 2011 at $1,563.70 per ounce. Following stellar 2010 performance, the precious metal began the year with weakness, hitting its 2011 low of $1,308 per ounce on January 28. Strength then returned to the market, as gold bullion prices trended to an all-time high of $1,921 per ounce in September before consolidating to lower levels in the fourth quarter of the year.

While gold mining companies benefited financially from higher gold bullion prices, few stocks were able to outperform the underlying precious metal during the period. Most gold stocks struggled throughout the annual period, and stock valuations fell to historically low levels. While the underperformance of gold shares tests the resolve of many gold advocates, we view these as short-term set-backs within a positive long-term trend. Going forward, we expect gold stocks to move higher if the price of gold increases. However, it seems we will have to wait for the European debt crises to subside and for markets to start functioning normally before we see if lost value returns to the gold sector.

Market and Economic Review

Gold bullion prices enjoyed two major advances in 2011. In each case, investment demand for a safe haven and currency alternative was strong. The first price advance started from the year’s low of $1,308 per ounce on January 28 and culminated in a peak of $1,577 per ounce on May 2. During those months, civil war in Libya drove crude oil prices to approximately $120 per barrel. Also, sovereign debt problems grew to levels unheard of in the post-war era. Debt ratings for several peripheral European countries were downgraded. Japanese sovereign debt was also downgraded following the natural and nuclear disasters there. In April, Standard & Poor’s revised its outlook for U.S. sovereign debt from stable to negative due to massive fiscal deficits and the lack of a plan to deal with them.

After a brief summer consolidation, gold bullion prices then embarked on its second major advance beginning in July and then reaching its peak for the year in September as heightened sovereign debt concerns created a selling contagion across equities broadly as well as commodities. Gold bullion received an added boost in August when the Federal Reserve (the “Fed”) announced its intentions to keep the targeted federal funds rate at its near-zero range for at least two more years, Standard & Poor’s made the unprecedented move of downgrading U.S. sovereign debt by one notch from AAA to AA+, and Switzerland decided to devalue its franc and peg its currency to the euro.

Emerging market demand was an equally important driver of gold bullion prices during the annual period. While sluggish economic growth and negative real interest rates were impacting developed nations, emerging markets were struggling with high inflation, which also created negative real interest rates. Investment demand for gold as a financial hedge increased, and growing emerging market wealth created stable jewelry demand. Chinese imports of the precious metal are expected to have doubled in 2011. Emerging market central banks looking for a sound reserve asset were also heavy buyers during the year. Indeed, published central bank demand is anticipated to have exceeded 400 tonnes in 2011, as countries such as Mexico, Turkey, Russia, the Philippines, South Korea and others made significant purchases.

In September 2011, gold bullion experienced a sharp selloff, as it became caught in the sovereign debt contagion that was causing forced liquidations, margin calls and flights to cash. Gold prices continued to consolidate through the fourth quarter, and a confluence of factors caused gold prices to tumble again in December. Among the factors weighing on gold prices was U.S. dollar strength. In December, the U.S. Dollar Index (DXY)2 approached its highs for the year set back in January. Gold typically trades as a safe haven. However, late in the year, it performed more like a “risk asset” with greater correlation to equities and commodities than historically normal. Another major factor weighing on gold late in the year was weak demand from India due to high local prices. December is normally a strong season for Indian demand. However, the Indian rupee declined significantly against the U.S. dollar beginning in August. This caused gold prices to post an all-time high in rupees on November 30.

Several additional transient factors created a bit of a selling frenzy for gold at year end. Light yearend trading volume enabled short sellers to dominate the market. (Short sellers are traders who establish positions such that they make money if the asset goes down in price.) Also, large commodities index funds were expected to sell gold early in 2012 given its relative outperformance in 2011. Further, as central bankers closed their books for the December holidays, short sellers were probably little concerned about another large gold purchase in the near term. Finally, one-month gold lease rates reached a low of -0.57% on December 6. According to the Financial Times, some European commercial banks had been exchanging gold for U.S. dollar funding since September. In other words, banks were so desperate for liquidity to finance their daily operations that they were willing to pay a negative interest rate to swap the gold they held for U.S. dollars. Here, gold was serving its essential function as a source of emergency funding, even though it had the near-term effect of damping its price.

Fund Review

Among the Fund’s top ten equity holdings, two were outstanding performers during the annual period. The U.K.’s Randgold Resources (6.9% of Fund net assets†) and Canada’s Yamana Gold (4.6% of Fund net assets†) saw their shares gain 24.33% and 16.15%, respectively. Following a disappointing year in 2010, Randgold Resources’ Loulo mine in Mali showed sustainable improvements in 2011, while its Tongon mine in the Ivory Coast ramped up to full production. Yamana Gold is a Brazilian-focused producer that enjoyed a positive re-rating by analysts in 2011 after falling out of favor with investors a couple of years ago. During the year, the company showed steady operating performance and developed a modest growth pipeline of properties in Brazil and Mexico.

The remaining positions among the Fund’s top ten equity holdings did not perform so well, as few stocks of gold producers posted positive performance. Such returns are highly unusual for an industry that is in such strong health financially and fundamentally. For example, during the annual period, shares of the U.S.’ Newmont Mining (5.7% of Fund net assets†) declined 0.68%, even though the company had good operating performance and implemented an aggressive dividend policy that increased its yield to 2%. Elsewhere, companies that disappointed the market were severely punished. For instance, several mines of Canada’s Agnico-Eagle Mines (3.6% of Fund net assets†) encountered operating difficulties during the year. In fact, one of its mines, representing approximately 12% of the company’s value, was forced to shut down after ground subsidence caused safety concerns. (Ground subsidence is the motion of the earth’s surface as it shifts downward.) Agnico-Eagle Mines’ share price fell 52.12% in 2011.

Many junior, or small-cap, mining stocks also created a drag on the Fund’s performance during the annual period. Overall, the share prices of small-cap gold mining stocks with market capitalizations under $3 billion dropped precipitously, as evidenced by the 33.80% decline in the Market Vectors Junior Gold Miners Index (MVGDXJTR).3 Many junior miners have development properties that do not yet generate revenues, and as such they depend on debt and equity markets for funding. These stocks tend to underperform when their source of funding comes into question. The European sovereign debt crisis created concerns over credit market liquidity and the solvency of many banks, which, in turn, cast a cloud over the junior gold mining stocks. Throughout the gold bull market, we have maintained approximately 25% to 30% of the Fund’s net assets in the stocks of junior miners. During the annual period, shares of Canada’s Great Basin Gold (0.4% of Fund net assets†) declined 69.22% due primarily to an unexpected fault offset at its South African mine. Australia’s Gryphon Minerals (0.5% of Fund net assets†) and Canada’s Volta Resources (0.5% of Fund net assets†) continued to have, in our view, very promising multi-million ounce development properties in West Africa. However, despite our positive outlook for the companies, their stock prices declined 36.52% and 60.47% during the annual period, respectively.

All that said, there were a handful of junior mining stocks that turned in stellar performance in 2011. These were led by Canada’s Argonaut Gold (2.1% of Fund net assets†), whose shares gained 47.13% during the annual period. Argonaut Gold is a producer with seasoned management that is building its second heap leach mine in Mexico. (Heap leaching is a mineral processing method involving the crushing and stacking of ore on an impermeable liner upon which leach solutions are sprayed to dissolve metals such as gold and copper. The metal, in the collected solution flowing from the leach pad, is subsequently treated to recover the metals.) Shares of the U.S.’ Tahoe Resources (2.3% of Fund net assets†) gained 17.63% during the annual period, as the company is aggressively developing a world-class silver property in Guatemala. We have visited the properties of both companies and believe each has the potential to become a mid-tier producer.

Outlook

We doubt anyone would have expected gold stock indices to underperform gold bullion by approximately 25% in a year when gold bullion prices soared to new heights. This disconnect between gold and gold shares is unprecedented in a bull market. Stock valuations at the end of 2011 were at levels last seen during the 2008 credit crisis and the bear market lows from 1999 to 2001. Gold companies have had trouble controlling capital and operating costs as prices for energy, materials and labor have been rising materially for the past several years. Taxes and royalties also have been on the rise, and regulatory burdens seem to always increase. While these are ample reasons to discount stocks, there are also ample reasons to invest in a still-thriving industry. First, EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) margins amongst the major producers averaged 50% in 2011. Second, average dividend yields increased from well under

INTERNATIONAL INVESTORS GOLD FUND

1% to 1.5% in just the past year. Third, producers are now expected to fund exploration and development out of cash flow for the first time in memory. Fourth, junior gold miners control projects that have tremendous value in the ground. While we do not believe it is justified, the gold mining industry, despite these positive fundamentals, has suffered a de-rating. (A derating is the downward adjustment of multiples ascribed to a company or any industry by the market at large.) If the derating is permanent, then stocks should move forward from a new base but would likely not recover the value lost in 2011. However, if the de-rating is part of a macroeconomic mood that has created an aversion to risk, then perhaps the stocks will regain lost value in a more positive environment if and when worries around sovereign default, banking failure and global contagion have abated.

It is worthwhile to note that the gold bull market began in 2001 in the wake of the technology sector bust. It has been supported since by increasing levels of financial stress, which rose to extremes in 2008. Since 2008, gold bullion prices increased 77.28%, the NYSE Arca Gold Miners Index increased 57.17%, and the Market Vectors Junior Gold Miners Index climbed 152.08% as of December 31, 2011. We believe the level of financial stress has actually grown since the 2008 credit crisis. Thus, while gold has had a long and spectacular run, we believe that the gold bull market is closer to its middle than to its end. It is difficult to estimate a fair price for gold because it does not respond to classic supply and demand fundamentals based on production, inventory and consumption cycles as do other commodities. Gold is also a financial asset, and if more investors seek to protect their wealth from currency debasement and financial risks, investment demand alone might drive its price higher.

Given that perspective, there are several factors that we believe may contribute to the longer-term continuation of the gold bull market. First, easy monetary policies that have contributed to higher gold prices continue. On September 21, the Fed announced it would be selling $400 billion of short-term U.S. Treasury securities to buy long-term government bonds over the next nine months. The Fed’s good intentions are to stimulate the depressed U.S. housing market. However, we question the efficacy of even lower rates. Rates on 30-year mortgages have already been at 50-year lows, yet home sales continue to disappoint, and property values continue to trend lower. Without an improving housing market, it is difficult to forecast significant growth in the U.S. economy or in employment. During October, several Fed officials indicated a potential need to engage in large-scale purchases of mortgage-backed securities.

Second, one of the key drivers of a secular gold bull market is negative real interest rates, and indeed real rates on one-year U.S. Treasury securities have been negative for much of the past decade. In 2011, anticipation of the Fed’s bond operation caused rates on 30-year bonds to fall below 3% and on 10-year bonds to fall below 2%. Meanwhile, yearly headline inflation stood at 3.39% in November. As a result, the real yield across the duration curve turned negative by the end of the annual period, destroying wealth for many savers, institutions and sovereigns who invest in such interest-bearing vehicles.

The third reason we believe in the longer-term continuation of the gold bull market is that once the European financial system is set on a sounder course, attention will probably move to no less dire conditions in Japan and the U.S. Unlike the U.S. and Europe, 95% of Japanese sovereign debt is held by domestic investors. However, Japan’s debt-to-Gross Domestic Product (GDP) ratio is the highest in the world at approximately 200%. In November, the International Monetary Fund warned that Japanese sovereign debt could quickly become unsustainable at higher rates. To compare, Italy is now teetering on insolvency with a debt-to-GDP ratio of 120%. As for the U.S., on September 30, the government posted its third consecutive annual budget deficit in excess of $1 trillion. In 2012, U.S. sovereign debt is forecast to surpass 100% of GDP. The inability of Congress’ special deficit-cutting committee to agree to anything caused independent rating agency Fitch to revise its U.S. debt outlook to negative in November. We believe policymakers in the U.S. and Japan will eventually face the same hard choices now being faced by Europeans. Historically, many governments have resorted to monetization to reduce onerous debt burdens. If such history is repeated, then quantitative easing may become accepted as a more frequent policy tool. Gold may benefit as a sound currency alternative or inflation hedge.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster	Charl P. de Malan	Imaru Casanova
Portfolio Manager	Senior Analyst	Senior Analyst

†	All Fund assets referenced are Total Net Assets as of December 31, 2011.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

[3]

Market Vectors Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

INTERNATIONAL INVESTORS GOLD FUND

TOP TEN EQUITY HOLDINGS*
December 31, 2011 (unaudited)

Goldcorp, Inc.
(Canada, 7.8%)
Goldcorp is a major gold producer in the Americas, with operations and projects in Canada, United States, Mexico, Central and South America. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Randgold Resources Ltd.
(United Kingdom, 6.9%)
Randgold explores, develops and operates mines and mineral interests in sub-Saharan Africa. The group operates producing mines and projects in Cote d’Ivoire, Mali, Democratic Republic of Congo, and Senegal.

Newmont Mining Corp.
(U.S., 5.7%)
Newmont Mining acquires, explores, develops and operates mineral properties around the globe. The company produces gold from operations in the United States, Canada, Mexico, Peru, Australia, New Zealand, Indonesia and Ghana. Newmont also mines and processes copper in Indonesia and Australia.

IAMGOLD Corp.
(Canada, 5.2%)
IAMGOLD explores, develops and operates mineral properties in Canada, West Africa and Suriname. The company also has exploration and development projects and interests in Ecuador, French Guiana, Guyana, Peru and Brazil.

Kinross Gold Corp.
(Canada, 4.7%)
Kinross Gold is an explorer, developer and producer of gold in countries around the world. The company currently has operations in the United States, South America, West Africa, and Russia.

New Gold, Inc.
(Canada, 4.6%)
New Gold acquires, explores, and develops gold properties, with operating assets currently in the United States, Mexico and Australia. In addition, the company has development and exploration projects in Canada and Chile.

Yamana Gold Inc.
(Canada, 4.6%)
Yamana Gold is an intermediate gold producer with a focus in the Americas. The company has producing, development stage, and exploration stage properties throughout Brazil, Argentina, Chile, Mexico and Colombia.

Newcrest Mining Ltd.
(Australia, 3.9%)
Newcrest Mining is a gold mining, exploration and production company with properties in Australia, the Pacific and Asia. The company’s main assets include the Cadia Hill and Ridgeway mines in New South Wales; the Gosowong mine in Indonesia; the Telfer mine in Western Australia; and the Lihir mine in Papua New Guinea.

Silver Wheaton Corp.
(Canada, 3.7%)
Silver Wheaton is a silver streaming company. It has long term agreements to purchase all or a portion of the by-product silver produced from more than fifteen mines around the world, including mines in the United States, Canada, Mexico, Peru, Argentina, Chile, Sweden, Greece and Portugal.

Agnico-Eagle Mines Ltd.
(Canada, 3.6%)
Agnico-Eagle Mines is a gold producer with operations, as well as exploration and development projects, in Canada, Finland and Mexico. The company’s flagship asset is the LaRonde underground mine in Quebec.

* Percentage of net assets.

Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com.

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Average Annual Total Return 12/31/11	Class A-INIVX After Maximum Sales Charge[1]	Class A-INIVX Before Sales Charge	GDM(TR)	S&P 500

One Year	(26.04)%	(21.52)%	(15.48)%	2.11%

Five Year	10.58%	11.90%	6.36%	(0.25)%

Ten Year	23.50%	24.24%	n/a	2.92%

Hypothetical Growth of $10,000 (Ten Years: Class A)

Average Annual Total Return 12/31/11	Class C-IIGCX After Maximum Sales Charge[2]	Class C-IIGCX Before Sales Charge	GDM(TR)	S&P 500

One Year	(22.88)%	(22.11)%	(15.48)%	2.11%

Five Year	11.07%	11.07%	6.36%	(0.25)%

Life (since 10/3/03)	17.49%	17.49%	n/a	4.66%

Hypothetical Growth of $10,000 (Since Inception: Class C)

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON
(continued)

Average Annual Total Return 12/31/11	Class I-INIIX After Maximum Sales Charge[3]	Class I-INIIX Before Sales Charge	GDM(TR)	S&P 500

One Year	n/a	(21.30)%	(15.48)%	2.11%

Five Year	n/a	15.52%	6.36%	(0.25)%

Life (since 10/2/06)	n/a	18.13%	8.44%	1.00%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/11	Class Y-INIYX After Maximum Sales Charge[4]	Class Y-INIYX Before Sales Charge	GDM(TR)	S&P 500

One Year	n/a	(21.42)%	(15.48)%	2.11%

Life (since 4/30/10)	n/a	2.49%	2.62%	4.67%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C), 10/2/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.20% / Net Expense Ratio 1.20%	[3]	I shares: no sales or redemption charges Gross Expense Ratio 0.91% / Net Expense Ratio 0.91%
[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 1.96% / Net Expense Ratio 1.96%	[4]	Y shares: no sales or redemption charges Gross Expense Ratio 1.10% / Net Expense Ratio 1.10%

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011 - December 31, 2011

Class A	Actual	$1,000.00	$870.50	$5.66
	Hypothetical**	$1,000.00	$1,018.96	$6.11

Class C	Actual	$1,000.00	$867.40	$9.23
	Hypothetical**	$1,000.00	$1,015.18	$9.96

Class I	Actual	$1,000.00	$872.30	$4.29
	Hypothetical**	$1,000.00	$1,020.87	$4.63

Class Y	Actual	$1,000.00	$871.50	$5.19
	Hypothetical**	$1,000.00	$1,019.62	$5.60

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011), of 1.20% on Class A Shares,1.96% on Class C Shares,0.91% on Class I Shares,1.10% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Multi-Manager Alternatives Fund (the “Fund”) declined 2.38% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2011, significantly outperforming its benchmark, the HFRX Global Hedge Fund Index1, which declined 8.87%. The S&P® 500 Index2 gained 2.11% for the same period.

The Fund is a hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other investment strategies. Our investment team-which averages more than eight years’ experience in managing a multi-manager, hedge-style mutual fund strategy-manages the Fund with a goal of consistent returns, low beta3 and low volatility. Throughout the annual period, we continued to search for alpha4-generating strategies with repeatable processes that exist within stable business models. While the Fund was at the higher end of its beta range (typically 0.1-0.35 to the S&P 500 Index) for a good portion of the first half of the year, we tactically reduced beta during the month of May. This benefited the Fund through most of June and the extremely challenging third quarter. Even as broad market conditions improved during the fourth quarter, we maintained the Fund’s more defensive stance such that at the end of the period, the Fund remained at the lower end of its beta range. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

Market and Economic Review

For several reasons, 2011 overall was a nightmare for actively managed funds. First, big, multi-national companies proved to be the outperformers, and small-cap innovative companies lagged. To illustrate, the Dow Jones Industrial Average5 gained 8.34%, while the Russell 2000® Index6 declined 4.18%. This disparate performance proved to be a challenge, as most long/short strategies tend to favor smaller companies that are underfollowed by Wall Street and tend to hedge using broad index-based exchange-traded funds (ETFs) and individual large companies that may have more trouble innovating due to their size. Indeed, as evidence, the HFRX Equity Hedge Index7 posted a return of -19.08% for the annual period.

Another factor challenging actively managed funds during the annual period was government intervention, which caused unpredictable fluctuations in the prices of securities. This especially held true for model-based strategies that are not nimble enough to maneuver around government interventions.

Lastly and perhaps most importantly for long/short strategies, equities were highly correlated throughout the year. Such high correlation makes alpha generation difficult for a value-oriented manager. If “good” and “bad” companies are moving together, it is difficult to add value through individual stock selection. The reason for the high level of correlation can be attributed to the macro-driven market conditions that persisted throughout the year. Massive global government debt, especially in Europe, evoked fear in the markets, leading to elevated volatility and government intervention. This is known as a “risk on/risk off” environment wherein assets tend to move in lockstep, one direction or the other. Therefore, as market participants ignored fundamentals and focused instead on exogenous events, even money managers who did their homework via in-depth research and analysis were not rewarded.

Fund Review

Despite posting negative absolute returns for the annual period, the Fund significantly outperformed the HFRX Global Hedge Fund Index on a relative basis. Importantly, the Fund did so with similar volatility to the HFRX Global Hedge Fund Index and substantially less volatility than the S&P 500 Index. Specifically, the Fund had a standard deviation8 of 4.96% versus 4.89% for HFRX Global Hedge Fund Index and 15.94% for the S&P 500 Index. The Fund’s beta of just 0.27 to the S&P 500 Index was on par with the HFRX Global Hedge Fund Index’s comparable beta of 0.26. (All figures are based on monthly data.)

During the annual period, we broadened the diversification of the Fund’s portfolio by adding five new sub-advisers – Millrace Asset Group, Inc. (“Millrace”) and Coe Capital Management, LLC (“Coe”), long/short equity managers that each have a long track record of strong alpha generation in various market conditions; Acorn Derivatives Management Corp. (“Acorn”), a firm that employs an option strategy that attempts to outperform in flat to down markets and protect capital in bull markets by lightening exposure and even exiting the markets at times; and Tiburon Capital Management (“Tiburon”), a long/short event-driven strategy that invests across the capital structure of companies. We also hired Medley Credit Strategies, LLC (“Medley,” f/k/a Viathon Capital, LLC).

We added two hedge-style mutual fund investments in March. The first is Marketfield Fund (“Marketfield”), a discretionary macro, long/short equity strategy. The second is AQR Diversified Arbitrage Fund (“AQR Diversified Arbitrage”), which utilizes a research-driven strategy with a strict process and investment parameters to invest across three different types of arbitrage – merger arbitrage, convertible arbitrage and event-driven arbitrage, which includes arbitrage opportunities that may arise from corporate spin-offs, high yield corporate bonds, dual-class securities, closed-end funds and more. During the second half of the annual period, we reinitiated a Fund position in Loomis Sayles Bond Fund, a long only actively managed fixed income fund in which the Fund had been invested until we sold out of it in November 2010.

We redeemed from several strategies that we felt would continue to struggle should the macroeconomic-driven investment environment persist as anticipated. Within the arbitrage strategy, we redeemed from The Arbitrage Fund (“Arbitrage”) in January and parted ways from Centaur Performance Group, LLC (“Centaur”) in March. We also redeemed from two investments in the global macro strategy. The Luxcellence-Virtuoso Fund (“Virtuoso”), run by Old Park Capital through a UCITS III structure, liquidated in September with final payment to the Fund expected March 2012. We redeemed our allocation to Sub-Adviser Dix Hills Partners (“Dix Hills”) in November. Each produced disappointing results during the period in which they had Fund assets allocated to them.

As of December 31, 2011, the Fund had assets allocated to six sub-advisers and was invested in a variety of open-end mutual funds, ETFs, UCITS9 Funds, structured notes and individual equity securities.

Long/Short Equity Strategy

The Fund’s long/short equity investments outperformed the HFRX Equity Hedge Index in aggregate during the annual period but trailed the S&P 500 Index.

Sub-Adviser Coe (9.15% of Fund net assets†) was the best performer within this strategy. Its nimble active management style and its event-driven nature enabled the sub-adviser to avoid value traps and to generate positive returns for the Fund since beginning to manage assets in the third week of June. Coe is a long/short equity strategy focused on small/mid-cap U.S. equities, but it is highly catalyst-driven in nature, trading around various events that may cause fluctuations in prices. While the period was a challenging one, filled with ups and downs and enormous volatility, there were still good long and short opportunities. August and September proved to be rather difficult months for Coe, as correlations moved toward one, and companies began to trade on sentiment versus underlying fundamentals. Coe took that opportunity to reassess its holdings and expanded exposure in its highest conviction ideas. This laid the groundwork for its strong final three months of the year, as companies once again were either rewarded or punished based on their actual results. Though Coe is a bottom-up investor and its portfolio exposure is driven by in-depth research on individual securities, its top performing sectors during the period on the long side were consumer discretionary and industrials. On the short side, Coe’s top winners also came from the consumer discretionary and industrials sectors of the market as well as from the information technology sector.

Sub-Adviser Primary Funds LLC (“Primary”) (5.08% of Fund net assets†) generated double-digit negative returns for the annual period, challenged by non-fundamental factors that greatly influenced the equity markets and created unprecedented volatility. Primary’s constructive posture towards an improving economy and better company fundamentals bolstered its returns in the first quarter of 2011. However, that same pro-cyclical exposure proved problematic as concern over sovereign debt swiftly took apart risk assets. Primary bore the brunt of a “risk off” market in August and September when it had high cyclical exposure. While Primary allowed for increased risk in the development of its cyclical bets, it mistakenly reduced risk at the market nadir in October. Thus, the sub-adviser was not in a position to recapture the losses when the market recovered at the end of the year. That said, Primary continued to develop long exposure with a U.S.-centric focus, while maintaining short exposure to more global companies. Important domestic themes supporting long positions included infrastructure build-out varying from pipelines and oil and gas production to communication services and commercial facilities retrofit. Other long positions included mobile Internet software and nanotechnology tool companies. Toward the end of the annual period, Primary became more constructive on the banking sector, focusing on banks with the highest quality balance sheets. It also had significant exposure to pharmacy companies where generic pharmaceuticals trends were enhancing profitability. Several short positions were defined by excessive valuation in the context of global exposure, including companies in aerospace, specialty chemicals and enterprise software. Primary also held short position in domestic health care services companies as utilization trends are negatively impacted by economically sensitive consumers.

Sub-Adviser Millrace (7.17% of Fund net assets†), which began trading for the Fund at the beginning of June, utilizes a fundamental, bottom up, long/short equity strategy focused on small/mid-cap U.S. equities. In the months since funding this sub-adviser, Millrace generated negative returns that underperformed the Fund’s benchmark. On the heels of solid second quarter earnings reports from many of its long positions, when 67% of the companies in its portfolio beat Wall Street estimates by an average of 34%, Millrace underestimated the selling pressure that began in August. The possible demise of the euro and an irrational path in search of a solution to Europe’s sovereign debt problems led to an on again, off again, macro-driven market. Millrace found that its style of fundamental investing did not fare well in such an environment,

MULTI-MANAGER ALTERNATIVES FUND

especially when smaller companies lacked trading liquidity. These market forces persisted in the fourth quarter of 2011. Illustrating the volatility, five of Millrace’s top ten long positions as of December 31 advanced 30% or more in the fourth quarter followed by declines of 20% or more. With correlation in small-cap stocks hitting a record high, Millrace was particularly challenged. Another factor in Millrace’s results was that its short exposure was comprised of slightly larger capitalization companies with higher trading liquidity that did not collapse as smaller companies did when market pressure was intense. At the end of 2011, Millrace’s largest sector weightings on a net basis were information technology, industrials and health care.

Clearly, it was a difficult year for traditional long/short equity strategies. To that end, we reduced the Fund’s exposure to Primary and Millrace by the end of the annual period.

The Fund’s long/short equity mutual fund holding, Highland Long/Short Equity Fund (“Highland”) (sold by Fund at yearend), was also a disappointment, declining marginally during the annual period.

Fixed Income Strategy

We significantly reduced the Fund’s exposure to the fixed income strategy during the first half of the year, primarily by redeeming positions in several actively managed fixed income funds. High yield corporate debt had had a run of strong performance in 2009 and 2010, and we felt that better risk/reward opportunities lay elsewhere. However, during the second half of the annual period, we began to increase exposure to high quality, actively managed credit.

Sub-Adviser Medley (9.30% of Fund net assets†) was the Fund’s largest allocation within this strategy. Medley maintained a defensive positioning throughout the year. This resulted in low beta, low volatility and slow but steady performance, finishing the year with positive returns despite a disappointing final quarter. More specifically, Medley entered 2011 with an optimistic short-term outlook and a long-risk bias. During January, several of its positions performed well, as risk assets were well bid. Medley took advantage of these higher prices to take profits and reduce its long-risk bias. The credit markets actually remained well bid during most of the first half of the year, but Medley viewed the risk-reward balance as poor and thus positioned its portfolio with a slightly short-risk bias. It maintained that short-risk bias through the end of November, before gradually increasing to a modestly long-risk exposure heading into the new year. During the third and fourth quarters of 2011, there were unusually high asset correlations. This “risk on/risk off” phenomenon impacted returns in Medley’s core short and core long strategies, as this approach tends to perform best in a lower correlation environment. Accordingly, Medley began to focus more time and effort in the last months of the annual period on its special situation and tactical sub-strategies, as these strategies are expected to have lower correlations to overall market returns.

As mentioned earlier, we re-established a position in the Loomis Sayles Bond Fund (5.22% of Fund net assets ) during the second half of the annual period. The Fund’s investment committee had become a bit more comfortable with relatively high grade U.S. credit.

We also funded Tiburon (6.40% of Fund net assets†), an event-driven strategy that has the ability to invest across the capital structure of companies, during the second half of the annual period. In the months since funding this sub-adviser, Tiburon was profitable for the Fund, generating solid positive returns. Tiburon remained quite cautious about allowing much beta into its portfolio, seeking to discern between reasonable risk-adjusted return prospects and those that appeared to be unadulterated bets. Tiburon’s alpha came from what it calls revaluation catalysts, or those events that will move a security to fair value in a step-function change, as and when they occur. The sub-adviser believes the dynamism with which it can allocate agnostically among its three sub-strategies—special situations, stressed-distressed and indenture arbitrage, long or short anywhere in a capital structure—served it well. Also, its core position trading ethos had Tiburon defenders of net asset value, actively trading to take unsustainable gains or limit downside from foreseeable market developments.

Global Macro Strategy

During the annual period, we redeemed two global macro investments, Dix Hills and Virtuoso, and added Marketfield (5.88% of Fund net assets†), a traditional discretionary macro fund managed by Michael Aronstein. Mr. Aronstein took the contrarian bet that the U.S. would outperform emerging markets in 2011. This hypothesis proved to be correct, helping Marketfield to perform well.

The Fund also had a global macro investment in the AC-Risk Parity 12 Vol (11.28% of Fund net assets†) and 7 Vol Funds (sold during the period) (“Risk Parity Funds”) through an open-end UCITS III structure. The Risk Parity Funds were by far the Fund’s top performer for most of the annual period but came crashing down to earth in September, posting poor returns for the remainder of the year to end the annual period with marginally positive returns. Some of the drawdown can be attributed to the correlation – and negative performance – of four asset classes that are typically uncorrelated, namely equities, U.S. Treasuries, interest rates and commodities.

Arbitrage Strategy

The arbitrage strategy generated slightly positive returns in aggregate for the Fund during the annual period.

Sub-Adviser Acorn (5.22% of Fund net assets†), hired in May 2011, looks to exploit the constant overpricing of S&P 500 Index options through a call spread trade. Acorn seeks to use the risk/reward of this overpricing to its advantage, employing discretionary research to help dictate sizing of positions as well as when to enter and exit trades. During the second half of the annual period, when Acorn had begun trading for the Fund, the S&P 500 Index traded in a range that had increased to 23% compared to a narrow 9% range during the first half of 2011, and the VIX10, a measure of volatility in the S&P 500 Index, averaged over 30 compared to 18 during the first half. There were extreme swings in volatility reminiscent of 2008. Indeed, in just three weeks during the summer of 2011, the VIX exploded from a low of 17 to a high of 48. As the impact of the Federal Reserve Board’s second round of quantitative easing dissipated with the program’s expiration on June 30, the factors driving volatility reverted to their traditional market-oriented forces, which were accurately captured by Acorn’s investment process. This allowed the sub-adviser to successfully navigate these episodes of volatility.

TFS Market Neutral Fund (“TFS”) (8.33% of Fund net assets†) finished the year relatively flat, a victory considering it maintained a long bias in the small-cap segment of the equity market, which declined during the annual period overall.

EMERALD 2X (Equity MEan Reversion ALpha InDex) (5.19% of Fund net assets†), a “rules based” volatility arbitrage strategy through notes that were structured by Deutsche Bank, seeks to capture returns from mean-reversion of the S&P 500 Index during the course of a single week. EMERALD generated positive returns in 2011, as daily volatility exceeded weekly volatility more often than not during the annual period overall.

AQR Diversified Arbitrage (6.01% of Fund net assets ), as mentioned earlier, was a new position for the Fund, established early in the year to help reduce the Fund’s overall beta and volatility without resorting to cash. AQR Diversified Arbitrage, in the view of the investment committee, had the benefit of investing through three separate arbitrage strategies, not just merger arbitrage. Thus when mergers are lacking or low in quality, its investment team can skew the strategy elsewhere. AQR Diversified Arbitrage disappointed somewhat but did manage to finish the annual period with positive returns, and it outperformed the HFRX Merger Arbitrage Index.11

Emerging Markets Strategy

The Fund’s emerging markets exposure detracted from its results in 2011, as emerging market equities lagged their U.S. and developed international equity counterparts during the annual period. Within the sleeve, the Fund was heavily weighted toward small-cap equities on the long side and large-cap equities on the short side. Just as this positioning hurt a couple of the Fund’s long/short equity managers, it also hurt the Fund’s emerging markets portfolio, as the long positions generally underperformed the short positions. Despite the negative absolute performance, the Fund’s emerging markets strategy in aggregate did outperform the iShares MSCI Emerging Markets Index Fund12. Also, it is worth noting that the Fund’s emerging markets strategy ended the year with strong performance. We had reduced exposure to a couple of long exchange-traded funds and added to the Fund’s short exposure in November, such that the emerging markets equity sleeve was actually net short emerging markets on a notional basis throughout December, when adjusting for levered exchange-traded fund exposure. Thus, while the sleeve ended the year with approximately 4% of Fund assets compared to about 8% at the start of the year, we clearly made some advantageous changes. The Fund’s individual long names within this sleeve also performed well in December, contributing to gains.

Tactical Strategy

The Fund’s tactical, or opportunistic, strategy sleeve was far and away the strongest performing segment of the Fund during the annual period. Much of the Fund’s returns were generated from short positions, as the Fund had opportunistically been short banks in Spain, Portugal, Ireland and Germany, where sovereign debt crises and slower economic growth made headlines. We tactically added to these positions after periods of short covering when the banks’ shares bumped into resistance levels, and we took profits when targets were hit. We also benefited from a few well-timed hedges, both broad market and individual sector, and from some short-term closed-end fund positions on the long side as we sought to take advantage of discounts to net asset value. While the tactical strategy remained a relatively small sleeve for the Fund, it not only enhanced its overall performance but also continued to be an effective tool to manage the beta and standard deviation targets of the Fund.

MULTI-MANAGER ALTERNATIVES FUND

Outlook

Going forward, we intend to continue to seek to allocate the Fund’s capital to the best risk/reward strategies given current economic and other macro conditions. We believe the risk on/risk off market environment of 2011, driven by exogenous issues and events, will likely persist until government debt is purged back to levels where economies can growth healthfully again. It is our view that this will happen country by country, some in better shape than others and some resorting to better solutions than others. Until then, we intend to continue to steer the Fund’s portfolio away from buy and hold value managers and toward nimble, trading-oriented strategies, macro strategies, yield generating strategies and niche arbitrage strategies. The Fund’s beta at the end of the annual period was at the lower end of its targeted range and will probably remain that way until or unless the macro environment changes. That said, going forward, we intend to look to opportunistically cover some of our hedges as the market appeared to be shaking off recent economic headwinds.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Stephen H. Scott	Jan F. van Eck	Michael F. Mazier	Scott Schaffran
Co-Portfolio Manager	Co-Portfolio Manager

†All Fund assets referenced are Total Net Assets as of December 31, 2011.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[3]

Beta is a measure of sensitivity to market movements. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

[4]

Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.

[5]

Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. It is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The 30 stocks are chosen by the editors of the Wall Street Journal (which is published by Dow Jones & Company), a practice that dates back to the beginning of the century.

[6]

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[7]

HFRX Equity Hedge Index is designed to be representative of equity hedge strategies used in the hedge fund universe. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

[8]

Standard deviation is a measure of the variability, or volatility, of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

[9]	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”

[10]

VIX is the Chicago Board Options Exchange Market Volatility Index, a popular measure of the market’s expectation of stock market volatility over the next 30-day period, often referred to as the fear index.

[11]

HFRX Merger Arbitrage Index is designed to be representative of merger arbitrage strategies used in the hedge fund universe, i.e. strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

[12]

iShares MSCI Emerging Markets Index Fund is an exchange traded fund that seeks to provide long-term capital growth by replicating, to the extent possible, the performance of the MSCI Emerging Markets Index, net of expenses. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index provided by MSCI that is designed to measure the equity market performance of emerging markets.

MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*
(unaudited)

Investment Strategy	Implementation	4Q 2011	2Q 2011

Arbitrage
Blended Arbitrage	AQR Diversified Arbitrage Fund	6.01	6.02
Market Neutral	TFS Market Neutral Fund	8.33	8.81
Volatility Arbitrage	Structured Note	5.19	5.24
Volatility Arbitrage	Sub-Adviser: Acorn	5.22	6.99

Long/Short
Emerging Markets	ETFs, Other Securities	3.57	7.29
Event Driven	Open-End Fund	—	4.97
Event Driven	Sub-Adviser: Tiburon	6.40	—
Event Driven	Sub-Adviser: Coe	9.15	9.12
U.S. Equity	Sub-Adviser: Millrace	7.17	9.18
U.S. Equity	Sub-Adviser: Primary	5.08	9.19
Fixed Income	Sub-Adviser: Medley	9.30	11.12
Fixed Income	Loomis Sayles Bond Fund	5.22	—

Global Macro
Discretionary Macro	Marketfield Fund	5.88	—
Discretionary Macro	Dix Hills	—	1.04
Discretionary Macro	Open-End Fund	—	5.12
Systematic Macro	UCITS III: Statistical Value	11.28	11.07
Systematic Macro	UCITS Fund: Virtuoso	0.15	4.17

Tactical Overlay	ETFs, Other Securities	2.74	0.00

Cash/Equivalents	—	9.31	0.67

Total	—	100.00	100.00

As of December 31, 2011. Portfolio subject to change.
*Percentage of net assets.

SECTOR WEIGHTING NET EXPOSURE*
(unaudited)

As of December 31, 2011. Portfolio subject to change.
*Net exposure was calculated by adding long and short positions.

MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Average Annual Total Return 12/31/11	Class A-VMAAX After Maximum Sales Charge[1]	Class A-VMAAX Before Sales Charge	HFRXGL	S&P 500

One Year	(8.02)%	(2.38)%	(8.87)%	2.11%

Life (since 6/5/09)	(0.93)%	1.37%	1.16%	14.18%

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/11	Class I-VMAIX After Maximum Sales Charge[2]	Class I-VMAIX Before Sales Charge	HFRXGL	S&P 500

One Year	n/a	(1.95)%	(8.87)%	2.11%

Life (since 6/5/09)	n/a	1.63%	1.16%	14.18%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/11	Class Y-VMAYX After Maximum Sales Charge[3]	Class Y-VMAYX Before Sales Charge	HFRXGL	S&P 500

One Year	n/a	(2.06)%	(8.87)%	2.11%

Life (since 4/30/10)	n/a	0.83%	(3.43)%	4.67%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the Multi-Manager Alternatives Fund was 6/5/09 (Class A and Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 2.52% / Net Expense Ratio 2.24%
[2]	I shares: no sales or redemption charges
Gross Expense Ratio 2.25% / Net Expense Ratio 1.95%
[3]	Y shares: no sales or redemption charges
Gross Expense Ratio 2.35% / Net Expense Ratio 2.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

MULTI-MANAGER ALTERNATIVES FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011 - December 31, 2011

Class A	Actual	$1,000.00	$965.80	$11.10
	Hypothetical**	$1,000.00	$1,013.91	$11.37

Class I	Actual	$1,000.00	$968.00	$9.67
	Hypothetical**	$1,000.00	$1,015.38	$9.91

Class Y	Actual	$1,000.00	$968.00	$9.92
	Hypothetical**	$1,000.00	$1,015.12	$10.16

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011), of 2.24% on Class A Shares,1.95% on Class I Shares,2.00% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

CM COMMODITY INDEX FUND

SCHEDULE OF INVESTMENTS (a)
December 31, 2011

Principal Amount		Value

SHORT-TERM INVESTMENTS: 97.9%

United States Treasury Obligations: 90.5%
	U.S. Treasury Bills
$10,000,000	0.01%, 02/23/12 (b)	$9,999,838
6,000,000	0.01%, 03/22/12 (b)	5,999,802
6,000,000	0.03%, 03/01/12	5,999,850
7,000,000	0.03%, 06/14/12 (b)	6,998,495
3,500,000	0.03%, 06/21/12	3,499,433
7,000,000	0.04%, 04/26/12	6,999,559
10,000,000	0.04%, 05/03/12 (b)	9,999,240

		49,496,217

Number of Shares

Money Market Fund: 7.4%
4,053,196	AIM Treasury Portfolio - Institutional Class	4,053,196

Total Short-term Investments
(Cost: $53,548,731)		53,549,413
Other assets less liabilities: 2.1%		1,174,574

NET ASSETS: 100.0%		$54,723,987

Total Return Swap Contracts – As of December 31, 2011, the Fund had outstanding swap contracts with the following terms:

Long Exposure

Counterparty	Referenced Obligation	Notional Amount	Rate paid by the Fund	Termination Date	% of Net Assets	Unrealized Appreciation

UBS AG	UBS Bloomberg Constant Maturity Maturity Commodity Index Total Return	$54,197,000	0.53%	02/01/12	0.4%	$235,172

Summary of Investments by Sector (unaudited)	% of Investments	Value

Government	92.4%	$49,496,217
Money Market Fund	7.6	4,053,196

	100.0%	$53,549,413

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Short-Term Investments:
United States Treasury Obligations	$—	$49,496,217	$—	$49,496,217
Money Market Fund	4,053,196	—	—	4,053,196

Total	$4,053,196	$49,496,217	$—	$53,549,413

Other Financial Instruments, net*	$—	$235,172	$—	$235,172

*	Other financial instruments, net include total return swap contracts.
(a)	Represents consolidated Schedule of Investments.
(b)	All or a portion of these securities are segregated for swap collateral.

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 95.5%

Brazil: 10.5%
64,500	Anhanguera Educacional
	Participacoes S.A.	$695,054
151,000	BR Malls Participacoes S.A.	1,466,892
103,000	BR Properties S.A.	1,021,579
38,000	Cielo S.A.	981,960
55,000	International Meal Co. Holdings S.A. *	383,032
123,300	Localiza Rent a Car S.A.	1,692,256
73,000	Marisa Lojas S.A.	669,240
28,000	Petroleo Brasileiro S.A. (ADR)	695,800
143,000	Rossi Residencial S.A.	613,323
38,000	Santos Brasil Participacoes S.A.	502,592

		8,721,728

Canada: 1.3%
29,500	First Quantum Minerals Ltd.	580,589
25,000	Pacific Rubiales Energy Corp.	459,632

		1,040,221

China / Hong Kong: 25.2%
3,500,000	Anton Oilfield Services Group #	381,920
849,000	Brilliance China Automotive
	Holdings Ltd. * #	910,875
990,000	China Hongqiao Group Ltd. * #	530,537
2,178,000	China Minsheng Banking Corp. Ltd. #	1,883,841
1,150,000	China Minzhong Food Corp. Ltd. (SGD) * #	723,079
70,000	China Mobile Ltd. #	680,091
3,480,000	China Qinfa Group Ltd. * #	588,281
1,235,000	Dah Chong Hong Holdings Ltd. #	1,449,085
4,944,800	EVA Precision Industrial Holdings Ltd. #	1,194,106
1,100,000	Evergrande Real Estate Group Ltd. #	452,634
41,500	Focus Media Holding (ADR) *	808,835
380,000	Galaxy Entertainment Group Ltd. * #	688,822
1,350,000	Greatview Aseptic Packaging Co. Ltd. * #	450,578
925,000	Haier Electronics Group Co. Ltd. * #	828,131
32,900	Home Inns & Hotels Management,
	Inc. (ADR) *	848,820
650,000	Kunlun Energy Co. Ltd. #	920,077
40,000	Noah Holdings Ltd. (ADR) *	246,000
664,727	Noble Group Ltd. (SGD) #	577,553
7,320,000	PCD Stores Ltd. #	1,013,853
27,500	Qihoo 360 Technology Co. Ltd. (ADR) *	431,475
16,292,000	REXLot Holdings Ltd. #	1,066,433
71,500	Tencent Holdings Ltd. #	1,430,753
5,150,000	Tiangong International Co. Ltd. #	864,926
1,095,000	Trinity Ltd. #	789,084
1,100,000	Yingde Gases Group Co. #	1,118,562

		20,878,351

Georgia: 1.2%
79,483	Bank of Georgia (GDR)	1,033,279

India: 3.6%
812,346	Hirco Plc (GBP) * #	604,508
34,000	Mahindra & Mahindra Ltd. #	434,862
250,000	Mundra Port & Special Economic
	Zone Ltd. #	564,498
115,000	Pantaloon Retail India Ltd. #	294,339
115,885	Shriram Transport Finance Co. Ltd. #	917,601
166,000	Sintex Industries Ltd. #	196,890

		3,012,698

Number of Shares		Value

Indonesia: 5.1%
2,500,000	Ace Hardware Indonesia Tbk PT #	$1,129,531
5,300,000	Adaro Energy Tbk PT #	1,031,423
100,000	Astra International Tbk PT #	814,909
1,640,000	Bank Rakyat Indonesia Tbk PT #	1,219,049

		4,194,912

Israel: 0.2%
68,000	Queenco Leisure International
	Ltd. (GDR) * § 144A	176,018

Kazakhstan: 0.2%
80,385	Chagala Group Ltd. (GDR) # §	144,594

Luxembourg: 0.5%
225,000	L’Occitane International S.A. (HKD) #	451,209

Mexico: 1.5%
330,000	Corp GEO S.A.B de C.V. *	407,454
418,800	Genomma Lab Internacional,
	S.A. de C.V. *	807,607

		1,215,061

Mongolia: 0.8%
930,000	Mongolian Mining Corp. (HKD) * #	700,826

Panama: 1.0%
14,700	Copa Holdings S.A. (Class A) (USD)	862,449

Philippines: 0.1%
5,720,000	Megaworld Corp. Warrants
	(PHP 1.00, expiring 12/14/14) *	93,909

Russia: 6.4%
185,000	Bank St Petersburg OJSC #	417,728
24,000	Eurasia Drilling Co. Ltd. (GDR)	564,000
800,000	Far Eastern Shipping Co. * #	205,824
800,000	Far Eastern Shipping Co. (USD) *	220,000
54,603	Globaltrans Investment Plc (GDR)	749,664
21,000	Lukoil (ADR)	1,111,513
17,000	Nomos-Bank (GDR) *	161,500
27,000	Nomos-Bank (USD) * #	540,000
415,000	Sberbank RF (USD) #	931,082
17,000	X5 Retail Group N.V. (GDR) *	388,280

		5,289,591

Singapore: 2.0%
1,065,000	CSE Global Ltd. #	617,038
633,863	Olam International Ltd. #	1,039,009

		1,656,047

South Africa: 3.4%
40,000	African Rainbow Minerals Ltd. #	845,462
70,000	Imperial Holdings Ltd. #	1,070,971
19,000	Sasol Ltd. #	904,456

		2,820,889

South Korea: 13.7%
126,000	DGB Financial Group, Inc. * #	1,416,425
9,350	Hyundai Department Store Co. Ltd. * #	1,325,160
6,450	Hyundai Mobis Co. Ltd. * #	1,638,764
26,800	Kia Motors Corp. * #	1,555,143
53,000	KT Corp. (ADR) *	828,920
3,110	Lotte Shopping Co. * #	917,995
4,000	Samsung Electronics Co. Ltd. #	3,679,349

		11,361,756

See Notes to Financial Statements

Number of Shares		Value

Taiwan: 5.8%
990,000	Advanced Semiconductor
	Engineering, Inc. #	$848,164
171,000	Catcher Technology Co. Ltd. #	791,970
115,000	China Ecotek Corp. #	203,468
240,000	Hon Hai Precision Industry Co. Ltd. #	656,336
325,500	Lumax International Corp. Ltd. #	651,706
560,752	Taiwan Hon Chuan Enterprise Co. Ltd. #	1,032,567
408,000	Uni-President Enterprises Corp. #	595,355

		4,779,566

Thailand: 3.6%
175,000	Kasikornbank PCL #	675,332
1,526,600	Minor International PCL #	541,171
1,450,000	Tisco Financial Group PCL #	1,742,873

		2,959,376

Turkey: 2.5%
110,000	Koza Altin Isletmeleri A.S.	1,457,954
120,000	Turkiye Halk Bankasi A.S. #	625,435

		2,083,389

United Arab Emirates: 1.2%
225,263	First Gulf Bank PJSC #	952,791

United Kingdom: 5.0%
477,000	Afren Plc * #	634,695
67,000	African Minerals Ltd. * #	457,853
1,075,000	Bellzone Mining Plc * #	411,718
300,000	Cove Energy Plc * #	538,611
95,000	International Personal Finance Plc #	252,459
973,949	Raven Russia Ltd. #	787,666
365,000	Volga Gas Plc * #	445,293
61,000	Zhaikmunai LP (GDR) *	591,344

		4,119,639

Number of Shares		Value

United States: 0.6%
6,000	Cummins, Inc.	$528,120

Zimbabwe: 0.1%
750,000	Commercial Bank of Zimbabwe (USD) *	105,000

Total Common Stocks
(Cost: $87,011,230)		79,181,419

PREFERRED STOCKS: 1.9%
(Cost: $326,210)
Brazil: 1.9%
75,988	Vale S.A.	1,540,740

MONEY MARKET FUND: 2.7%
(Cost: $2,253,305)
2,253,305	AIM Treasury Portfolio - Institutional
	Class	2,253,305

Total Investments: 100.1%
(Cost: $89,590,745)		82,975,464
Liabilities in excess of other assets: (0.1)%		(102,465)

NET ASSETS: 100.0%		$82,872,999

ADR —	American Depositary Receipt
GBP —	British Pound
GDR —	Global Depositary Receipt
HKD —	Hong Kong Dollar
PHP —	Philippine Peso
SGD —	Singapore Dollar
USD —	United States Dollar

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $56,997,329 which represents 68.8% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $320,612 which represents 0.4% of net assets.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $176,018, or 0.2% of net assets.

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund as of December 31, 2011 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Queenco Leisure International
Ltd. (GDR) 144A	07/03/2007	68,000	$1,297,605	$176,018	0.2%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	11.2%	$9,301,078
Communications	5.0	4,180,074
Consumer, Cyclical	19.9	16,492,054
Consumer, Non-cyclical	10.8	8,982,070
Diversified	4.0	3,294,499
Energy	9.7	8,075,134
Financial	21.9	18,160,906
Industrial	8.6	7,091,793
Technology	6.2	5,144,551
Money Market Fund	2.7	2,253,305

	100.0%	$82,975,464

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$8,721,728	$—	$—	$8,721,728
Canada	1,040,221	—	—	1,040,221
China / Hong Kong	2,335,130	18,543,221	—	20,878,351
Georgia	1,033,279	—	—	1,033,279
India	—	3,012,698	—	3,012,698
Indonesia	—	4,194,912	—	4,194,912
Israel	176,018	—	—	176,018
Kazakhstan	—	144,594	—	144,594
Luxembourg	—	451,209	—	451,209
Mexico	1,215,061	—	—	1,215,061
Mongolia	—	700,826	—	700,826
Panama	862,449	—	—	862,449
Philippines	93,909	—	—	93,909
Russia	3,194,957	2,094,634	—	5,289,591
Singapore	—	1,656,047	—	1,656,047
South Africa	—	2,820,889	—	2,820,889
South Korea	828,920	10,532,836	—	11,361,756
Taiwan	—	4,779,566	—	4,779,566
Thailand	—	2,959,376	—	2,959,376
Turkey	1,457,954	625,435	—	2,083,389
United Arab Emirates	—	952,791	—	952,791
United Kingdom	591,344	3,528,295	—	4,119,639
United States	528,120	—	—	528,120
Zimbabwe	105,000	—	—	105,000
Preferred Stock
Brazil	1,540,740	—	—	1,540,740
Money Market Fund	2,253,305	—	—	2,253,305

Total	$25,978,135	$56,997,329	$—	$82,975,464

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 90.0%

Brazil: 0.0%
707,700	Brazilian Resources, Inc. (CAD) * # §	$386,235

Canada: 14.2%
1,172,600	Agnico-Eagle Mines Ltd. (USD)	42,588,832
4,582,500	First Quantum Minerals Ltd.	90,188,098
1,779,100	Goldcorp, Inc. (USD)	78,725,175
5,363,800	IAMGOLD Corp. (USD)	85,016,230
5,927,524	Kinross Gold Corp. (USD)	67,573,774
182,677	Kinross Gold Corp. Warrants
	(CAD 21.30, expiring 09/17/14) *	260,006
5,849,200	Osisko Mining Corp. *	56,496,813
2,992,100	Pacific Rubiales Energy Corp.	55,010,585
1,698,100	Potash Corp. of
	Saskatchewan, Inc. (USD)	70,097,568
1,024,400	Teck Resources Ltd. (USD)	36,048,636

		582,005,717

China / Hong Kong: 0.5%
10,244,300	Yanzhou Coal Mining Co. Ltd. #	21,751,583

Kuwait: 0.1%
359,225	Kuwait Energy Co. K.S.C.C. * # § ø	614,316
3,233,023	Kuwait Energy Plc * # § ø	5,528,846

		6,143,162

Norway: 2.0%
2,398,900	SeaDrill Ltd. #	80,001,010

Switzerland: 2.1%
1,455,700	Noble Corp. (USD) *	43,991,254
2,978,600	Weatherford International Ltd. (USD) *	43,606,704

		87,597,958

United Kingdom: 12.4%
28,842,714	Afren Plc * #	38,378,057
435,000	African Minerals Ltd. * # ø	2,972,626
2,476,200	African Minerals Ltd. * #	16,921,416
1,010,800	Antofagasta Plc #	19,116,811
2,479,900	BHP Billiton Plc #	72,501,509
1,401,700	Ensco Plc (ADR)	65,767,764
714,326	Randgold Resources Ltd. (ADR)	72,932,685
1,927,200	Rio Tinto Plc (ADR)	94,278,624
8,140,600	Xstrata Plc #	123,941,901

		506,811,393

United States: 58.7%
977,817	Alpha Natural Resources, Inc. *	19,976,801
2,439,500	Anadarko Petroleum Corp.	186,207,035
579,600	Apache Corp.	52,500,168
1,037,800	Berry Petroleum Co.	43,608,356
781,700	Cabot Oil & Gas Corp.	59,331,030

Number of Shares		Value

United States: (continued)
2,223,900	Cameron International Corp. *	$109,393,641
1,105,200	Cimarex Energy Co.	68,411,880
1,374,800	Cliffs Natural Resources, Inc.	85,718,780
1,105,200	Cloud Peak Energy, Inc. *	21,352,464
795,150	Concho Resources, Inc. *	74,545,312
2,372,100	Consol Energy, Inc.	87,056,070
485,200	Cummins, Inc.	42,707,304
1,388,200	Diamond Offshore Drilling, Inc.	76,711,932
1,091,700	Dril-Quip, Inc. *	71,855,694
4,628,100	Far East Energy Corp. *	971,901
996,020	Far East Energy Corp. Warrants
	(USD 1.25, expiring 12/28/14) * # §	37,351
539,100	Green Plains Renewable Energy, Inc. *	5,261,616
4,825,000	Halliburton Co.	166,510,750
3,423,300	HollyFrontier Corp.	80,105,220
525,600	Jacobs Engineering Group, Inc. *	21,328,848
1,603,700	Key Energy Services, Inc. *	24,809,239
4,690,100	Louisiana-Pacific Corp. *	37,849,107
997,400	National Oilwell Varco, Inc.	67,813,226
1,172,475	Newfield Exploration Co. *	44,237,482
2,641,600	Newmont Mining Corp.	158,522,416
849,100	Noble Energy, Inc.	80,146,549
1,455,600	Occidental Petroleum Corp.	136,389,720
903,000	Peabody Energy Corp.	29,898,330
1,091,700	Pioneer Natural Resources Co.	97,685,316
1,213,000	QEP Resources, Inc.	35,540,900
2,358,500	Schlumberger Ltd.	161,109,135
579,500	SM Energy Co.	42,361,450
1,886,800	Steel Dynamics, Inc.	24,811,420
768,200	The Mosaic Co.	38,740,326
3,275,100	Western Refining, Inc. *	43,526,079
2,345,100	Whiting Petroleum Corp. *	109,492,719

		2,406,525,567

Total Common Stocks
(Cost: $3,484,671,503)		3,691,222,625

EXCHANGE TRADED FUND: 1.1%
(Cost: $36,948,581)
307,300	SPDR Gold Trust *	46,706,527

MONEY MARKET FUND: 7.3%
(Cost: $297,815,570)
297,815,570	AIM Treasury Portfolio - Institutional
	Class	297,815,570

Total Investments: 98.4%
(Cost: $3,819,435,654)		4,035,744,722
Other assets less liabilities: 1.6%		65,241,569

NET ASSETS: 100.0%		$4,100,986,291

ADR —	American Depositary Receipt
CAD —	Canadian Dollar
USD —	United States Dollar

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $382,151,661 which represents 9.3% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $6,566,748 which represents 0.2% of net assets.

ø	Restricted security - the aggregate value of restricted securities is $9,115,788, or 0.2% of net assets.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund as of December 31, 2011 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

African Minerals Ltd.	01/21/2010	435,000	$2,833,678	$2,972,626	0.1%
Kuwait Energy Co. K.S.C.C.	08/06/2008	359,225	1,086,267	614,316	0.0
Kuwait Energy Plc	12/19/2011	3,233,023	9,776,405	5,528,846	0.1

			$13,696,350	$9,115,788	0.2%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	23.4%	$945,242,564
Energy	58.3	2,351,883,720
Industrial	2.5	101,885,259
Industrial Metals	5.9	235,454,263
Precious Metals	1.4	56,756,819
Exchange Traded Fund	1.1	46,706,527
Money Market Fund	7.4	297,815,570

	100.0%	$4,035,744,722

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$—	$—	$386,235	$386,235
Canada	582,005,717	—	—	582,005,717
China / Hong Kong	—	21,751,583	—	21,751,583
Kuwait	—	—	6,143,162	6,143,162
Norway	—	80,001,010	—	80,001,010
Switzerland	87,597,958	—	—	87,597,958
United Kingdom	232,979,073	273,832,320	—	506,811,393
United States	2,406,488,216	37,351	—	2,406,525,567
Exchange Traded Fund	46,706,527	—	—	46,706,527
Money Market Fund	297,815,570	—	—	297,815,570

Total	$3,653,593,061	$375,622,264	$6,529,397	$4,035,744,722

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Common Stocks

Balance as of 12/31/10	$8,086,674
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,557,277)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$6,529,397

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 98.9%

Australia: 6.5%
5,981,424	Evolution Mining Ltd. * #	$9,220,953
6,361,118	Gryphon Minerals Ltd. * #	7,492,122
1,170,000	Medusa Mining Ltd. #	5,368,679
1,775,725	Newcrest Mining Ltd. #	54,115,388
5,721,260	Perseus Mining Ltd. * #	14,190,797

		90,387,939

Canada: 65.8%
310,440	Agnico-Eagle Mines Ltd.	11,290,113
1,094,333	Agnico-Eagle Mines Ltd. (USD)	39,746,175
800,000	Alamos Gold, Inc.	13,781,595
1,510,000	Amarillo Gold Corp. *	1,852,761
3,000,000	Andina Minerals, Inc. *	2,414,724
2,531,875	Argonaut Gold, Inc. *	17,272,669
1,440,000	Argonaut Gold, Inc. * # Ø	9,823,804
720,000	Argonaut Gold, Inc. Warrants (CAD 4.50, expiring 12/29/12) * § Ø	1,936,491
1,286,753	AuRico Gold, Inc. (USD) *	10,306,892
3,050,000	Aurizon Mines Ltd. *	14,969,325
390,000	Aurizon Mines Ltd. (USD) *	1,922,700
1,999,000	Bear Creek Mining Corp. *	6,946,218
948,000	Bear Creek Mining Corp. * Ø	3,294,155
2,297,000	Continental Gold Ltd. *	16,955,524
412,500	Corvus Gold, Inc. *	226,748
560,000	Eastmain Resources, Inc. *	555,190
1,839,000	Eastmain Resources, Inc. * Ø	1,823,205
1,330,146	Eldorado Gold Corp.	18,305,420
2,082,000	Eldorado Gold Corp. (USD)	28,544,220
2,563,900	European Goldfields Ltd. *	29,898,534
1,625,000	Fortuna Silver Mines, Inc. *	8,916,564
425,000	Franco-Nevada Corp. (USD)	16,179,750
159,030	Franco-Nevada Corp. Warrants (CAD 64.27, expiring 07/08/13) * # § Ø	43,709
5,700,000	Gold Bullion Development Corp. *	951,166
1,500,000	Gold Canyon Resources, Inc. *	2,709,202
932,694	Goldcorp, Inc.	41,391,014
1,516,897	Goldcorp, Inc. (USD)	67,122,692
300,000	Great Basin Gold Ltd. * Ø	279,755
3,845,000	Great Basin Gold Ltd. *	3,585,521
2,250,000	Great Basin Gold Ltd. (USD) *	2,049,750
2,421,000	Guyana Goldfields, Inc. *	17,823,313
802,800	IAMGOLD Corp.	12,750,237
3,809,200	IAMGOLD Corp. (USD)	60,375,820
1,650,000	International Tower Hill Mines Ltd. *	7,174,969
2,131,000	Keegan Resources, Inc. *	8,137,021
222,350	Kinross Gold Corp. Ø	2,538,337
5,338,727	Kinross Gold Corp.	60,946,645
149,638	Kinross Gold Corp. (USD)	1,705,873
156,618	Kinross Gold Corp. Warrants (CAD 32.00, expiring 09/03/13) *	147,586
354,041	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	503,911
2,040,000	Mansfield Minerals, Inc. * Ø	2,603,190
1,020,000	Mansfield Minerals, Inc. Warrants (CAD 1.80, expiring 05/08/12) * # § Ø	97,620
1,031,500	Minco Silver Corp. *	2,014,906
992,503	New Gold, Inc. *	10,015,150
1,026,170	New Gold, Inc. (USD) Ø	10,343,794
4,312,630	New Gold, Inc. (USD) *	43,471,310

Number of Shares		Value

Canada: (continued)
1,130,850	New Gold, Inc. Warrants (CAD 15.00, expiring 04/03/12) * § Ø	$16,651
3,356,875	Orezone Gold Corp. *	8,666,092
1,093,333	Osisko Mining Corp. * Ø	10,560,389
3,596,900	Osisko Mining Corp. *	34,742,085
602,124	Pan American Silver Corp.	13,168,415
514,000	Pan American Silver Corp. (USD)	11,210,340
103,000	Pan American Silver Corp. Warrants (CAD 35.00, expiring 12/31/14) * #	337,436
764,500	Premier Gold Mines Ltd. *	3,391,941
730,000	Queenston Mining, Inc. *	3,532,663
1,470,000	Rainy River Resources Ltd. *	10,317,055
5,600,000	Romarco Minerals, Inc. *	5,936,687
2,400,000	Rubicon Minerals Corp. *	9,117,055
4,250,000	Sabina Gold & Silver Corp. *	16,019,632
5,684,000	San Gold Corp. *	10,545,040
408,375	Silver Wheaton Corp.	11,825,337
1,390,000	Silver Wheaton Corp. (USD)	40,254,400
18,611	Silver Wheaton Corp. Warrants (CAD 20.00, expiring 09/05/13) *	218,865
3,035,000	Silvercorp Metals, Inc.	19,483,583
920,000	Silvercorp Metals, Inc. (USD)	5,888,000
7,231,000	Torex Gold Resources, Inc. *	12,137,433
2,474,500	Trelawney Mining and Exploration, Inc. *	7,165,423
6,635,000	Volta Resources, Inc. *	6,317,497
1,188,981	Yamana Gold, Inc.	17,529,811
3,152,597	Yamana Gold, Inc. (USD)	46,311,650

		920,438,748

Mexico: 1.6%
955,000	Fresnillo Plc (GBP) #	22,628,414

South Africa: 3.4%
1,122,000	AngloGold Ashanti Ltd. (ADR)	47,628,900

United Kingdom: 9.1%
3,252,000	African Barrick Gold Ltd. #	23,201,987
3,309,500	Lydian International Ltd. (CAD) *	7,504,240
943,000	Randgold Resources Ltd. (ADR)	96,280,300

		126,986,527

United States: 12.5%
759,000	Allied Nevada Gold Corp. *	22,982,520
2,000,000	Hecla Mining Co.	10,460,000
1,340,000	Newmont Mining Corp.	80,413,400
432,100	Royal Gold, Inc.	29,136,503
1,500,000	Tahoe Resources, Inc. (CAD) * Ø	26,031,902
380,000	Tahoe Resources, Inc. (CAD) *	6,594,748

		175,619,073

Total Common Stocks
(Cost: $896,894,860)		1,383,689,601

MONEY MARKET FUND: 0.6%
(Cost: $8,550,288)
8,550,288	AIM Treasury Portfolio - Institutional Class	8,550,288

Total Investments: 99.5%
(Cost: $905,445,148)		1,392,239,889
Other assets less liabilities: 0.5%		6,723,754

NET ASSETS: 100.0%		$1,398,963,643

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
(continued)

ADR —	American Depositary Receipt
CAD —	Canadian Dollar
GBP —	British Pound
USD —	United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $146,520,909 which represents 10.5% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $2,094,471 which represents 0.1% of net assets.
Ø	Restricted security - the aggregate value of restricted securities is $69,393,002, or 5.0% of net assets.

Restricted securities held by the Fund as of December 31, 2011 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Argonaut Gold, Inc.	11/13/2009	1,440,000	$4,090,715	$9,823,804	0.7%
Argonaut Gold, Inc. Warrants	11/13/2009	720,000	—	1,936,491	0.1
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	3,294,155	0.2
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	1,823,205	0.1
Franco-Nevada Corp. Warrants	06/19/2008	159,030	—	43,709	0.0
Great Basin Gold Ltd.	05/28/2002	300,000	293,351	279,755	0.0
Kinross Gold Corp.	10/22/2007	222,350	983,691	2,538,337	0.2
Mansfield Minerals, Inc.	05/04/2010	2,040,000	2,422,563	2,603,190	0.2
Mansfield Minerals, Inc. Warrants	05/28/2010	1,020,000	605,641	97,620	0.0
New Gold, Inc.	06/28/2007	1,026,170	2,350,456	10,343,794	0.8
New Gold, Inc. Warrants	03/09/2007	1,130,850	—	16,651	0.0
Osisko Mining Corp.	09/14/2009	1,093,333	2,959,754	10,560,389	0.8
Tahoe Resources, Inc.	05/28/2010	1,500,000	8,570,612	26,031,902	1.9

			$27,645,571	$69,393,002	5.0%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Diversified Minerals	1.4%	$19,309,987
Gold Mining	82.0	1,141,039,543
Metal - Diversified	0.5	7,268,663
Precious Metals	4.3	59,424,775
Silver Mining	11.2	156,646,633
Money Market Fund	0.6	8,550,288

	100.0%	$1,392,239,889

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Australia	$—	$90,387,939	$—	$90,387,939
Canada	910,136,179	10,302,569	—	920,438,748
Mexico	—	22,628,414	—	22,628,414
South Africa	47,628,900	—	—	47,628,900
United Kingdom	103,784,540	23,201,987	—	126,986,527
United States	175,619,073	—	—	175,619,073
Money Market Fund	8,550,288	—	—	8,550,288

Total	$1,245,718,980	$146,520,909	$—	$1,392,239,889

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 23.1%

Basic Materials: 1.5%
1,174	Airgas, Inc.	$91,666
13,800	Argonaut Gold, Inc. (CAD) *	94,145
12,100	Continental Gold Ltd. (CAD) *	89,317
6,900	European Goldfields Ltd. (CAD) *	80,463
13,200	Fortuna Silver Mines, Inc. (CAD) *	72,430
1,600	Goldcorp, Inc.	70,800
8,800	Guyana Goldfields, Inc. (CAD) *	64,785
5,496	MAG Silver Corp. *	36,604
1,350	Newmont Mining Corp.	81,014
6,000	Osisko Mining Corp. (CAD) *	57,953
10,300	Silvercorp Metals, Inc.	65,920
49,200	Volta Resources, Inc. (CAD) *	46,846

		851,943

Communications: 2.8%
18,064	8x8, Inc. *	57,263
29,303	Alcatel-Lucent (ADR) *	45,713
6,331	Bankrate, Inc. *	136,117
3,461	Ceragon Networks Ltd. *	26,650
3,926	Constant Contact, Inc. *	91,122
3,830	DealerTrack Holdings, Inc. *	104,406
1,351	Equinix, Inc. *	136,991
124	Google, Inc. *	80,092
3,926	Harmonic, Inc. *	19,787
2,570	Harris Corp.	92,623
2,461	InterDigital, Inc.	107,226
5,485	Keynote Systems, Inc.	112,662
11,133	KIT Digital, Inc. *	94,074
15,629	Lionbridge Technologies, Inc. *	35,790
827	Liquidity Services, Inc. *	30,516
8	NeoPhotonics Corp. *	37
2,769	Pandora Media, Inc. *	27,718
12,581	Perficient, Inc. *	125,936
6,445	Polycom, Inc. *	105,054
2,787	SPS Commerce, Inc. *	72,323
6,823	ValueClick, Inc. *	111,147
2,453	Yahoo!, Inc. *	39,567

		1,652,814

Consumer, Cyclical: 3.3%
2,754	Buffalo Wild Wings, Inc. *	185,923
4,295	CVS Caremark Corp.	175,150
3,359	Fuel Systems Solutions, Inc. *	55,390
3,800	Kia Motors Corp. (KRW) * #	220,506
2,201	Life Time Fitness, Inc. *	102,897
6,373	Lions Gate Entertainment Corp. *	53,023
22,000	Marisa Lojas S.A.	201,689
1,412	MSC Industrial Direct Co.	101,029
1,721	Oxford Industries, Inc.	77,652
2,417	Pier 1 Imports, Inc. *	33,669
2,622	Royal Caribbean Cruises Ltd.	64,947
3,286	Select Comfort Corp. *	71,273
1,229	Starbucks Corp.	56,546
2,211	Tempur-Pedic International, Inc. *	116,144
5,579	Titan International, Inc.	108,568
2,135	Vera Bradley, Inc. *	68,854
11,952	Wabash National Corp. *	93,704
4,393	Zumiez, Inc. *	121,950

		1,908,914

Number of Shares		Value

Consumer, Non-cyclical: 3.8%
3,251	Amarin Corp Plc (ADR) *	$24,350
9,829	BioScrip, Inc. *	53,666
4,639	Booz Allen Hamilton Holding Corp. *	80,023
2,617	DFC Global Corp. *	47,263
33,529	EnteroMedics, Inc. *	56,999
1,500	Gen-Probe, Inc. *	88,680
24,342	GlobalOptions Group, Inc. *	63,289
33,211	Guided Therapeutics, Inc. *	50,481
8,748	Heartland Payment Systems, Inc.	213,101
2,284	ICF International, Inc. *	56,598
8,613	IRIS International, Inc. *	80,532
5,047	Meridian Bioscience, Inc.	95,086
3,408	Mylan, Inc. *	73,136
4,230	Myriad Genetics, Inc. *	88,576
9,285	On Assignment, Inc. *	103,806
944	PepsiCo, Inc.	62,635
1,287	Perrigo Co.	125,225
708	Philip Morris International, Inc.	55,564
10,728	Quanta Services, Inc. *	231,082
7,405	RSC Holdings, Inc. *	136,992
11,396	Spectranetics Corp. *	82,279
2,403	SunOpta, Inc. *	11,582
1,294	Team, Inc. *	38,497
2,428	The Andersons, Inc.	106,006
6,424	TMS International Corp. *	63,469
845	United Rentals, Inc. *	24,970
1,585	Zoll Medical Corp. *	100,140

		2,214,027

Diversified: 0.3%
189,420	Noble Group Ltd. (SGD) #	164,579

Energy: 2.4%
1,020,350	Adaro Energy Tbk PT #	198,568
146,100	Afren Plc (GBP) * #	194,400
428	Apache Corp.	38,768
1,426	BP Plc (ADR)	60,948
23,218	BPZ Resources, Inc. *	65,939
678	Clayton Williams Energy, Inc. *	51,447
2,959	Energy XXI Bermuda Ltd. *	94,333
5,827	Goodrich Petroleum Corp. *	80,005
7,167	Green Plains Renewable Energy, Inc. *	69,950
15,016	Hercules Offshore, Inc. *	66,671
3,716	Lukoil (ADR)	196,685
1,289	National Oilwell Varco, Inc.	87,639
1,316	Rosetta Resources, Inc. *	57,246
2,817	Superior Energy Services, Inc. *	80,115
18,781	Synergy Resources Corp. *	53,150

		1,395,864

Financial: 1.5%
5,784	Assured Guaranty Ltd.	76,002
20,800	BR Malls Participacoes S.A.	202,062
22,740	BR Properties S.A.	225,541
2,169	Home Bancshares, Inc.	56,199
624	Host Hotels & Resorts, Inc.	9,217
1,464	JPMorgan Chase & Co.	48,678
4,575	KeyCorp	35,182
190,083	Tisco Financial Group Plc (THB) #	228,476

		881,357

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: 4.0%
1,831	Analogic Corp.	$104,953
3,233	Astec Industries, Inc. *	104,135
2,580	Atlas Air Worldwide Holdings, Inc. *	99,149
2,262	Carlisle Cos, Inc.	100,207
1,824	Clean Harbors, Inc. *	116,244
1,716	Danaher Corp.	80,721
5,526	Dycom Industries, Inc. *	115,604
5,642	EMCOR Group, Inc.	151,262
5,219	FEI Co. *	212,831
15,313	Flow International Corp. *	53,596
3,785	Knight Transportation, Inc.	59,197
1,933	Landstar System, Inc.	92,629
6,218	LeCroy Corp. *	52,293
2,101	MasTec, Inc. *	36,494
873	Mettler-Toledo International, Inc. *	128,951
8,532	NCI Building Systems, Inc. *	92,743
889	Old Dominion Freight Line, Inc. *	36,031
2,489	OSI Systems, Inc. *	121,413
5,822	Roadrunner Transportation Systems, Inc. *	82,265
745	Roper Industries, Inc.	64,718
55,000	SeaCo Ltd. *	37,125
7,839	Swift Transportation Co. *	64,593
1,710	Trimble Navigation Ltd. *	74,214
929	Triumph Group, Inc.	54,300
2,502	Waste Connections, Inc.	82,916
4,690	Werner Enterprises, Inc.	113,029
150	YRC Worldwide, Inc. *	1,491

		2,333,104

Technology: 3.4%
2,022	ACI Worldwide, Inc. *	57,910
5,513	Atmel Corp. *	44,655
1,608	ATMI, Inc. *	32,208
5,368	AXT, Inc. *	22,385
5,169	Callidus Software, Inc. *	33,185
1,896	Ceva, Inc. *	57,373
2,650	Cypress Semiconductor Corp. *	44,759
10,403	FSI International, Inc. *	38,075
1,592	iGate Corp. *	25,042
29,524	inContact, Inc. *	130,791
2,960	Jack Henry & Associates, Inc.	99,486
17,397	Magma Design Automation, Inc. *	124,911
3,582	Maxwell Technologies, Inc. *	58,172
4,170	Mentor Graphics Corp. *	56,545
6,785	Mitek Systems, Inc. *	49,191
1,746	MTS Systems Corp.	71,150
12,480	O2Micro International Ltd. (ADR) *	49,795
17,826	OCZ Technology Group, Inc. *	117,830
4,768	Omnicell, Inc. *	78,767
1,019	Opnet Technologies, Inc.	37,367
270	Samsung Electronics Co. Ltd. (KRW) #	248,356
7,653	SciQuest, Inc. *	109,208
11,113	Silicon Image, Inc. *	52,231
3,414	Skyworks Solutions, Inc. *	55,375
6,482	Ultratech, Inc. *	159,263
1,807	Veeco Instruments, Inc. *	37,586
7,010	Velti Plc *	47,668
2,549	Volterra Semiconductor Corp. *	65,280

		2,004,564

Utilities: 0.1%
1,261	Exelon Corp.	54,690

Total Common Stocks
(Cost: $13,003,207) (a)		13,461,856

Principal Amount		Value

CORPORATE BONDS: 6.9%
	Calumet Specialty Products Partners LP
$87,500	9.38%,05/01/19 144A	$84,438
	Catalyst Paper Corp. *
250,000	11.00%,12/15/16 144A	133,750
	Clear Channel Communications, Inc.
79,000	5.75%,01/15/13	75,445
79,000	11.00%,08/01/16	50,165
	Dynacast International LLC
27,500	9.25%,07/15/19 144A	25,988
	Earthlink, Inc.
310,000	8.88%,05/15/19 144A	286,750
	FiberTower Corp.
400,000	9.00%,01/01/16	219,000
	First Data Corp.
220,000	11.25%,03/31/16	183,700
	Freescale Semiconductor, Inc.
55,000	9.25%,04/15/18	57,338
	Lions Gate Entertainment, Inc.
85,000	10.25%,11/01/16 144A	85,850
	Liz Claiborne, Inc.
400,000	10.50%,04/15/19 144A	430,000
	MBIA Insurance Corp.
220,000	14.00%,01/15/33	125,400
	Oasis Petroleum, Inc.
218,000	6.50%,11/01/21	217,455
	Petrohawk Energy Corp.
110,000	7.25%,08/15/18	124,300
	Production Resource Group, Inc.
215,000	8.88%,05/01/19 144A	197,800
	RadioShack Corp.
87,500	6.75%,05/15/19 144A	75,688
	Satmex Escrow S.A. de C.V.
200,000	9.50%,05/15/17 144A	206,000
	Sears DC Corp.
110,000	9.14%,03/13/12	110,042
	Solo Cup Co.
220,000	8.50%,02/15/14	203,500
	Springleaf Finance Corp.
78,000	4.88%,07/15/12	75,075
	Sterling Merger, Inc.
86,000	11.00%,10/01/19 144A	84,280
	The Bon-Ton Department Stores, Inc.
99,500	10.25%,03/15/14	64,302
	The Gap, Inc.
162,000	5.95%,04/12/21	154,785
	The Goldman Sachs Group, Inc.
328,000	5.25%,07/27/21	320,570
	The River Rock Entertainment Authority
71,000	9.00%,11/01/18	56,800
830	9.75%,11/01/11 (c)	664
	Thompson Creek Metals Co., Inc.
285,000	7.38%,06/01/18	255,075
	Tower Automotive Holdings USA LLC
110,000	10.63%,09/01/17 144A	111,100

Total Corporate Bonds
(Cost: $4,115,023) (a)		$4,015,260

See Notes to Financial Statements

Principal Amount		Value

FOREIGN DEBT OBLIGATIONS: 0.9%
	Ineos Group Holdings Ltd.
EUR 388,000	7.88%,02/15/16 144A	$374,116
	OTE Plc
110,000	6.00%,02/12/15 144A	87,812
110,000	7.25%,04/08/14	96,482

Total Foreign Debt Obligations
(Cost: $599,605)		558,410

GOVERNMENT OBLIGATIONS: 1.0%
	U.S. Treasury Notes
$537,000	2.13%,08/15/21	550,844
13,200	3.63%,02/15/21	15,327

Total Government Obligations
(Cost: $552,983) (a)		566,171

STRUCTURED NOTES: 5.2%
	Deutsche Bank A.G. London Branch, Alpha Overlay Securities
$2,138,000	09/24/12 § (b)	2,145,697
500,000	02/08/13 § (b)	483,350
400,000	07/03/13 § (b)	390,560

Total Structured Notes
(Cost: $3,039,017)		3,019,607

Number of Shares

CLOSED-END FUND: 0.5%
(Cost: $286,680)
31,800	Eaton Vance Tax-Managed Diversified Equity Income Fund	282,066
EXCHANGE TRADED FUND: 1.0%
(Cost: $585,417)
3,900	SPDR Gold Trust *	592,761
OPEN-END FUNDS: 37.1%
45,190	AC Risk Parity 12 Vol Fund * #	6,559,312
6,753	American Independence Funds Trust - Fusion Fund *	130,945
321,955	AQR Diversified Arbitrage Fund	3,493,215
217,957	Loomis Sayles Bond Fund	3,036,137
749	Luxcellence - Virtuoso Fund * # §	86,828
243,712	Marketfield Fund *	3,416,845
334,366	TFS Market Neutral Fund *	4,844,963

Total Open-End Funds
(Cost: $21,185,387)		21,568,245

OPTIONS PURCHASED: 0.5%
(Cost: $187,356)
7,800	S+P 500 Index Calls ($1,240,
	expiring 01/21/12)	285,480

MONEY MARKET FUND: 24.0%
(Cost: $13,942,603)
13,942,603	AIM Treasury Portfolio - Institutional Class	13,942,603

Total Investments: 100.2%
(Cost: $57,497,278)		58,292,459
Liabilities in excess of other assets: (0.2)%		(140,804)

NET ASSETS: 100.0%		$58,151,655

Number of Shares		Value

SECURITIES SOLD SHORT: (22.0)%

COMMON STOCKS: (7.0)%

Basic Materials: (0.5)%
(8,979)	Great Panther Silver Ltd. *	$(17,509)
(4,475)	Huntsman Corp.	(44,750)
(7,082)	Kronos Worldwide, Inc.	(127,759)
(967)	Minefinders Corp. *	(10,250)
(4,314)	RPM International, Inc.	(105,909)

		(306,177)

Communications: (0.6)%
(1,691)	Acme Packet, Inc. *	(52,270)
(1,467)	ADTRAN, Inc.	(44,245)
(1,789)	Crown Castle International Corp. *	(80,147)
(504)	Factset Research Systems, Inc.	(43,989)
(1,278)	HomeAway, Inc. *	(29,714)
(2,487)	Juniper Networks, Inc. *	(50,760)
(2,294)	Websense, Inc. *	(42,967)

		(344,092)

Consumer, Cyclical: (1.6)%
(1,695)	Aeropostale, Inc. *	(25,849)
(1,228)	ANN, Inc. *	(30,430)
(636)	Arrow Electronics, Inc. *	(23,793)
(1,194)	Bally Technologies, Inc. *	(47,235)
(794)	BJ’s Restaurants, Inc. *	(35,984)
(1,279)	Cabela’s, Inc. *	(32,512)
(4,654)	Chico’s FAS, Inc.	(51,846)
(136)	Chipotle Mexican Grill, Inc. *	(45,933)
(1,219)	Cintas Corp.	(42,433)
(2,253)	Fastenal Co.	(98,253)
(231)	Fossil, Inc. *	(18,332)
(7,730)	Interface, Inc.	(89,204)
(886)	JoS. A. Bank Clothiers, Inc. *	(43,201)
(1,179)	Mohawk Industries, Inc. *	(70,564)
(571)	O’Reilly Automotive, Inc. *	(45,651)
(682)	Papa John’s International, Inc. *	(25,698)
(2,208)	Polaris Industries, Inc.	(123,604)
(1,662)	Pool Corp.	(50,027)
(137)	Tractor Supply Co.	(9,611)
(882)	Urban Outfitters, Inc. *	(24,308)

		(934,468)

Consumer, Non-cyclical: (0.8)%
(2,438)	Cepheid, Inc. *	(83,892)
(1,757)	DENTSPLY International, Inc.	(61,477)
(1,023)	Gartner, Inc. *	(35,570)
(944)	Laboratory Corp. of America Holdings *	(81,156)
(2,959)	Manpower, Inc.	(105,784)
(290)	Neogen Corp. *	(8,886)
(774)	Peet’s Coffee & Tea, Inc. *	(48,514)
(624)	Quest Diagnostics, Inc.	(36,229)
(575)	Zillow, Inc. *	(12,926)

		(474,434)

Energy: (0.1)%
(1,220)	Oasis Petroleum, Inc. *	(35,490)

Financial: (0.0)%
(210)	Credit Suisse Group AG (ADR)	(4,931)
(174)	Deutsche Bank AG (ADR)	(6,588)
(837)	Royal Bank of Scotland Group Plc (ADR) *	(5,332)
(400)	UBS AG * (ADR)	(4,732)

		(21,583)

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: (2.3)%
(6,593)	Benchmark Electronics, Inc. *	$(88,808)
(1,078)	Boeing Co.	(79,071)
(4,464)	Ceradyne, Inc. *	(119,546)
(1,382)	CH Robinson Worldwide, Inc.	(96,436)
(886)	DXP Enterprises, Inc. *	(28,529)
(1,529)	Emerson Electric Co.	(71,236)
(5,026)	II-VI, Inc. *	(92,277)
(2,525)	Jabil Circuit, Inc.	(49,642)
(481)	Joy Global, Inc.	(36,061)
(4,147)	Kaydon Corp.	(126,484)
(2,995)	MasTec, Inc. *	(52,023)
(1,610)	Measurement Specialties, Inc. *	(45,016)
(1,257)	Nordson Corp.	(51,763)
(4,002)	Plexus Corp. *	(109,575)
(351)	Precision Castparts Corp.	(57,841)
(1,048)	Texas Industries, Inc.	(32,257)
(1,430)	Thermo Fisher Scientific, Inc. *	(64,308)
(3,276)	Zebra Technologies Corp. *	(117,216)

		(1,318,089)

Technology: (1.1)%
(2,681)	ASML Holding N.V.	(112,039)
(692)	Cabot Microelectronics Corp. *	(32,697)
(340)	Cerner Corp. *	(20,825)
(2,564)	Digi International, Inc. *	(28,614)
(9,476)	Emulex Corp. *	(65,005)
(276)	First Solar, Inc. *	(9,318)
(2,348)	Freescale Semiconductor Holdings I Ltd. *	(29,702)
(1,484)	Infosys Ltd. (ADR)	(76,248)
(3,041)	Intel Corp.	(73,744)
(535)	Interactive Intelligence Group, Inc. *	(12,262)
(1,221)	JDA Software Group, Inc. *	(39,548)
(511)	MicroStrategy, Inc. *	(55,352)
(2,131)	Pegasystems, Inc.	(62,651)
(749)	SAP AG (ADR)	(39,660)

		(657,665)

Total Common Stocks
(Proceeds: $(4,149,990))		(4,091,998)

Principal Amount

CORPORATE BONDS: (5.0)%
	Allison Transmission, Inc.
$(175,000)	7.13%,05/15/19 144A	(172,376)
	Best Buy Co., Inc.
(250,000)	5.50%,03/15/21	(239,569)
	Cirsa Funding Luxembourg S.A.
(310,000)	8.75%,05/15/18 144A	(330,503)
	EI du Pont de Nemours & Co.
(328,000)	4.25%,04/01/21	(371,389)
	Freescale Semiconductor, Inc.
(110,000)	8.05%,02/01/20	(103,950)
(55,000)	9.25%,04/15/18	(57,131)
	Iron Mountain, Inc.
(220,000)	7.75%,10/01/19	(233,475)
	Marina District Finance Co., Inc.
(190,400)	9.50%,10/15/15 144A	(178,976)
	Pilgrim’s Pride Corp.
(218,000)	7.88%,12/15/18	(206,010)
	Realogy Corp.
(415,000)	7.88%,02/15/19 144A	(363,125)

Principal Amount		Value

CORPORATE BONDS: (continued)
	United Rentals North America, Inc.
$(110,000)	8.38%,09/15/20	$(107,800)
	United States Steel Corp.
(220,000)	7.38%,04/01/20	(215,600)
	Univision Communications, Inc.
(380,000)	8.50%,05/15/21 144A	(347,700)

Total Corporate Bonds
(Proceeds: $(2,998,711))		(2,927,604)

FOREIGN DEBT OBLIGATIONS: (0.8)%
(Proceeds: $(437,008))
	France Telecom S.A.
(440,000)	4.13%,09/14/21	(444,433)

GOVERNMENT OBLIGATIONS: (0.5)%
	France Government Bond OAT
(110,000)	3.25%,10/25/21	(143,318)
	Spain Government Bond
(93,000)	5.50%,04/30/21	(123,892)
	U.S. Treasury Notes
(1,900)	2.00%,11/15/21	(1,923)
(2,000)	3.63%,02/15/21	(2,322)

Total Government Obligations
(Proceeds: $(272,526)		(271,455)

Number of Shares

EXCHANGE TRADED FUNDS: (8.7)%
(1,172)	Consumer Discretionary Select Sector SPDR Fund	(45,731)
(1,386)	CurrencyShares Euro Trust	(178,683)
(9,941)	Direxion Daily Emerging Markets Bull 3X Shares	(741,699)
(4,125)	Direxion Daily Financial Bear 3X Shares *	(153,945)
(8,042)	Direxion Daily Financial Bull 3X Shares *	(521,443)
(4,350)	Direxion Daily Small Cap Bull 3X Shares *	(194,837)
(9,540)	Direxion Daily Technology Bull 3X Shares	(347,733)
(1,121)	Industrial Select Sector SPDR Fund	(37,834)
(13,000)	iPATH S&P 500 VIX Short-Term Futures ETN *	(461,890)

(531)	iShares Dow Jones Transportation Average Index Fund	(47,509)
(1,434)	iShares PHLX SOX Semiconductor
	Sector Index Fund	(70,868)
(4,154)	iShares Russell 2000 Growth Index Fund	(349,891)
(3,040)	iShares Russell Microcap Index Fund	(135,738)
(4,500)	Market Vectors Gold Miners ETF ‡	(231,435)
(2,474)	Powershares QQQ Trust, Series 1	(138,123)
(10,340)	ProShares UltraPro S&P 500	(621,951)
(4,171)	SPDR S&P 500 ETF Trust	(523,461)
(273)	SPDR S&P MidCap 400 ETF Trust	(43,554)
(1,274)	SPDR S&P Retail ETF	(66,949)
(4,908)	Technology Select Sector SPDR Fund	(124,909)

Total Exchange Traded Funds
(Proceeds: $(5,542,329))		(5,038,183)

Total Securities Sold Short
(Proceeds: $(13,400,564))		$(12,773,673)

COVERED OPTIONS WRITTEN: (0.9)%
(Premiums Received: $(382,044))
(7,800)	S+P 500 Index Calls ($1,200, expiring 01/21/12)	$(522,600)

See Notes to Financial Statements

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
GBP	— British Pound
KRW	— Korean Won
SGD	— Singapore Dollar
THB	— Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $29,012,284.
(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank Fed Funds Total Return Index and the Deutsche Bank Equity Mean Reversion Alpha Index.
(c)	Security in default
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,901,025 which represents 13.6% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $3,106,435 which represents 5.3% of net assets.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $790,892 or 1.4% of net assets.

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2011 is set forth below:

Affiliates	Value 12/31/10	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 12/31/11

Market Vectors Emerging Markets Local Currency Bond ETF	$—	$630,978	$555,629	$(75,349)	$13,304	$—
Market Vectors Gold Miners ETF	106,589	—	393,616	1,090	—	(231,435	) (1)
Market Vectors Junior Gold Miners ETF	112,809	292,182	411,620	31,712	—	—
Market Vectors Russia ETF	462,312	—	474,369	73,652	—	—

	$681,710	$923,160	$1,835,234	$31,105	$13,304	$(231,435)

(1) Represents short position at December 31,2011.

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Basic Materials	$851,943	$—	$—	$851,943
Communications	1,652,814	—	—	1,652,814
Consumer, Cyclical	1,688,408	220,506	—	1,908,914
Consumer, Non-cyclical	2,214,027	—	—	2,214,027
Diversified	—	164,579	—	164,579
Energy	1,002,896	392,968	—	1,395,864
Financial	652,881	228,476	—	881,357
Industrial	2,333,104	—	—	2,333,104
Technology	1,756,208	248,356	—	2,004,564
Utilities	54,690	—	—	54,690
Corporate Bonds	—	4,015,260	—	4,015,260
Foreign Debt Obligations	—	558,410	—	558,410
Government Obligations	—	566,171	—	566,171
Structured Notes	—	3,019,607	—	3,019,607
Closed-End Fund	282,066	—	—	282,066
Exchange Traded Fund	592,761	—	—	592,761
Open-End Funds	14,922,105	6,646,140	—	21,568,245
Options Purchased	285,480			285,480
Money Market Fund	13,942,603	—	—	13,942,603

Total	$42,231,986	$16,060,473	$—	$58,292,459

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks*	$(4,091,998)	$—	$—	$(4,091,998)
Corporate Bonds	—	(2,927,604)	—	(2,927,604)
Foreign Debt Obligations	—	(444,433)	—	(444,433)
Government Obligations	—	(271,455)	—	(271,455)
Exchange Traded Funds	(5,038,183)	—	—	(5,038,183)

Total	$(9,130,181)	$(3,643,492)	$—	$(12,773,673)

Other Financial Instruments, net**	$(522,600)	$—	$—	$(522,600)

*	See Schedule of Investments for security type and industry sector breakouts.

**	Other financial instruments, net include written options.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31,2011:

Common Stocks

Balance as of 12/31/10	$2,160
Realized gain (loss)	9,990
Change in unrealized appreciation (depreciation)	(2,160)
Purchases	—
Sales	(9,990)
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$—

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund	Multi-Manager Alternatives Fund

Assets:
Investments, at value (1)	$53,549,413	$82,975,464	$4,035,744,722	$1,392,239,889	$58,292,459
Swaps, at value	235,172	—	—	—	—
Segregated cash	225,000	—	—	—	—
Deposits with broker for securities sold short	—	—	—	—	12,792,415
Foreign currency (2)	—	846,822	—	395,440	647,416
Receivables:
Investments sold	—	—	66,471,780	8,119,078	556,708
Shares of beneficial interest sold	1,063,686	271,353	22,904,594	4,482,848	95,948
Due from Adviser	147,304	—	—	—	—
Dividends and interest	232	11,685	3,434,638	785,808	141,005
Foreign tax reclaim	—	—	—	—	1,741
Prepaid expenses	740	14,621	741,709	315,743	621
Other assets	—	—	1,592	—	—

Total assets	55,221,547	84,119,945	4,129,299,035	1,406,338,806	72,528,313

Liabilities:
Securities sold short
Unaffiliated issuers (3)	—	—	—	—	12,542,238
Affiliated issuers (4)	—	—	—	—	231,435
Written options, at value (5)	—	—	—	—	522,600
Payables:
Dividends on securities sold short	—	—	—	—	4,550
Interest on securities sold short	—	—	—	—	59,510
Investments purchased	—	194,349	8,364,394	—	475,202
Shares of beneficial interest redeemed	390,834	506,643	14,016,632	5,260,953	92,553
Due to Adviser	—	34,899	3,398,625	769,307	40,000
Due to custodian	—	—	—	—	72,196
Due to Distributor	656	31,309	1,117,934	486,326	—
Deferred Trustee fees	745	19,399	523,162	236,362	6,253
Accrued expenses	105,325	460,347	891,997	622,215	330,121

Total liabilities	497,560	1,246,946	28,312,744	7,375,163	14,376,658

NET ASSETS	$54,723,987	$82,872,999	$4,100,986,291	$1,398,963,643	$58,151,655

Class A Shares:
Net Assets	$36,031,374	$52,253,264	$1,673,302,896	$988,038,744	$41,271,395

Shares of beneficial interest outstanding	4,416,989	5,267,737	38,606,707	51,780,482	4,602,278

Net asset value and redemption price per share	$8.16	$9.92	$43.34	$19.08	$8.97

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$8.66	$10.53	$45.98	$20.24	$9.52

Class C Shares:
Net Assets		$16,611,343	$515,433,149	$221,214,350

Shares of beneficial interest outstanding		1,775,477	13,118,349	12,489,877

(Redemption may be subject to a contingent deferred sales charge within the first year of ownership)		$9.36	$39.29	$17.71

Class I Shares:
Net Assets	$11,244,838	$3,018,802	$1,637,439,675	$111,604,440	$10,647,761

Shares of beneficial interest outstanding	1,373,216	295,653	36,881,640	4,793,881	1,178,494

Net asset value, offering and redemption price per share	$8.19	$10.21	$44.40	$23.28	$9.04

Class Y Shares:
Net Assets	$7,447,775	$10,989,590	$274,810,571	$78,106,109	$6,232,499

Shares of beneficial interest outstanding	910,516	1,107,597	6,316,786	4,085,629	690,740

Net asset value, offering and redemption price per share	$8.18	$9.92	$43.50	$19.12	$9.02

Net Assets consist of:
Aggregate paid in capital	$54,488,877	$121,268,543	$3,894,786,747	$982,187,097	$59,080,667
Net unrealized appreciation (depreciation)	235,855	(6,971,654)	216,310,938	486,797,809	1,237,247
Accumulated net investment loss	(745)	(583,072)	(29,461,460)	(96,870,777)	(708,190)
Accumulated net realized gain (loss)	—	(30,840,818)	19,350,066	26,849,514	(1,458,069)

	$54,723,987	$82,872,999	$4,100,986,291	$1,398,963,643	$58,151,655

(1) Cost of Investments	$53,548,731	$89,590,745	$3,819,435,654	$905,445,148	$57,497,278

(2) Cost of foreign currency	$—	$867,377	$—	$392,639	$672,687

(3) Proceeds for securities sold short - Unaffiliated issuers	$—	$—	$—	$—	$13,104,783

(4) Proceeds for securities sold short - Affiliated issuers	$—	$—	$—	$—	$295,781

(5) Premiums received for written options	$—	$—	$—	$—	$382,044

(a)	Represents consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund	Multi-Manager Alternatives Fund

Income:
Dividends - unaffiliated issuers	$1,151	$2,075,241	$50,578,471	$9,873,511	$273,190
Dividends - affiliated issuers	—	—	—	—	13,304
Interest	13,545	5,872	43,497	4,698	80,956
Foreign taxes withheld	—	(191,153)	(1,830,972)	(929,034)	(5,051)

Total income	14,696	1,889,960	48,790,996	8,949,175	362,399

Expenses:
Management fees	242,624	871,862	45,543,817	9,977,743	756,694
Dividends on securities sold short	—	—	—	—	152,608
Distribution fees - Class A	54,599	210,039	5,579,362	3,147,671	101,313
Distribution fees - Class C	—	235,622	6,056,748	2,683,266	—
Transfer agent fees - Class A	39,826	134,278	2,514,465	991,704	48,862
Transfer agent fees - Class C	—	54,150	675,115	225,588	—
Transfer agent fees - Class I	8,689	13,153	80,056	17,411	20,999
Transfer agent fees - Class Y	13,794	15,300	175,771	29,993	15,737
Administration fees	—	290,621	—	3,716,098	—
Custodian fees	35,808	229,861	550,579	173,507	36,370
Professional fees	47,094	46,728	393,823	151,907	52,391
Registration fees - Class A	15,331	32,765	200,656	84,982	58,281
Registration fees - Class C	—	36,020	57,315	35,727	—
Registration fees - Class I	12,567	20,372	109,991	30,000	5,918
Registration fees - Class Y	12,597	20,198	58,989	36,134	801
Reports to shareholders	41,788	51,290	699,783	223,464	49,795
Insurance	653	10,615	308,289	32,090	3,526
Trustees’ fees and expenses	5,068	16,325	375,974	112,960	7,619
Interest	115	—	—	—	617
Other	3,307	6,232	50,233	123,242	45,431

Total expenses	533,860	2,295,431	63,430,966	21,793,487	1,356,962
Waiver of management fees	(242,624)	(100,937)	(222,030)	—	(5,412)
Expenses assumed by the Adviser	(9,481)	—	—	—	—

Net expenses	281,755	2,194,494	63,208,936	21,793,487	1,351,550

Net investment loss	(267,059)	(304,534)	(14,417,940)	(12,844,312)	(989,151)

Net realized gain (loss) on:
Investments sold - unaffiliated issuers (b)	—	2,289,820	143,445,857	58,764,757	(755,873)
Investments sold - affiliated issuers	—	—	—	—	(82,671)
Capital gain distributions received from other investment companies	—	—	—	—	166,019
Net increase from payments from Adviser	161,543	—	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(286,631)	(1,099,525)	273,398	(6,520)
Swap contracts	(5,961,322)	—	—	—	—
Options purchased	—	—	—	—	(598,998)
Written options	—	—	—	—	625,950
Securities sold short	—	—	—	—	463,824
Futures contracts	—	—	—	—	(228,786)

Net realized gain (loss)	(5,799,779)	2,003,189	142,346,332	59,038,155	(417,055)

Change in net unrealized appreciation (depreciation) on:
Investments, futures contracts, options purchased and written options (c)	683	(34,907,127)	(1,016,651,079)	(444,004,599)	(1,221,603)
Foreign currency transactions and foreign denominated assets and liabilities	—	(60,213)	47,154	1,507	(26,767)
Securities sold short	—	—	—	—	1,092,503
Swap contracts	235,172	—	—	—	—

Change in net unrealized appreciation (depreciation)	235,855	(34,967,340)	(1,016,603,925)	(444,003,092)	(155,867)

Net Decrease in Net Assets Resulting from Operations	$(5,830,983)	$(33,268,685)	$(888,675,533)	$(397,809,249)	$(1,562,073)

(a)	Represents consolidated Statement of Operations.
(b)	Net of foreign taxes of $130,130 for the Emerging Markets Fund.
(c)	Net of foreign taxes of $50,163 and $6,680 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Fund		Global Hard Assets Fund

	Year Ended December 31, 2011	December 31, 2010*	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Operations:
Net investment loss	$(267,059)	$—	$(304,534)	$(514,147)	$(14,417,940)	$(12,778,046)
Net realized gain (loss)	(5,961,322)	—	2,003,189	22,227,599	142,346,332	61,091,554
Net increase from payments from the Adviser	161,543	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	235,855	—	(34,967,340)	7,012,154	(1,016,603,925)	850,045,810

Net increase (decrease) in net assets resulting from operations	(5,830,983)	—	(33,268,685)	28,725,606	(888,675,533)	898,359,318

Dividends and distributions to shareholders from:
Net investment income
Class A Shares	—	—	(682,084)	(282,637)	(1,813,504)	(8,576,710)
Class C Shares	—	—	(231,171)	(75,896)	(615,763)	(2,525,990)
Class I Shares	—	—	(38,239)	(10,456)	(1,728,410)	(6,628,362)
Class Y Shares +	—	—	(147,022)	(15,133)	(297,701)	(248,769)

	—	—	(1,098,516)	(384,122)	(4,455,378)	(17,979,831)

Net realized gains
Class A Shares	—	—	—	—	(9,421,077)	—
Class C Shares	—	—	—	—	(3,187,174)	—
Class I Shares	—	—	—	—	(8,936,249)	—
Class Y Shares +	—	—	—	—	(1,539,068)	—

	—	—	—	—	(23,083,568)	—

Total dividends and distributions	—	—	(1,098,516)	(384,122)	(27,538,946)	(17,979,831)

Share transactions:
Proceeds from sale of shares
Class A Shares	53,248,215	4,000,000	17,614,199	39,167,138	1,229,101,277	1,039,768,824
Class C Shares	—	—	5,586,406	10,040,748	190,194,599	167,581,811
Class I Shares	13,520,494	1,000,000	7,003	86,827	798,333,274	812,883,392
Class Y Shares +	15,858,933	1,000,000	22,194,919	8,282,498	353,965,135	57,175,280

	82,627,642	6,000,000	45,402,527	57,577,211	2,571,594,285	2,077,409,307

Reinvestment of dividends and distributions
Class A Shares	—	—	562,259	202,563	9,286,265	6,511,275
Class C Shares	—	—	148,914	46,510	2,646,150	2,344,551
Class I Shares	—	—	38,239	10,456	9,670,099	5,518,697
Class Y Shares +	—	—	42,473	15,133	676,253	215,338

	—	—	791,885	274,662	22,278,767	14,589,861

Cost of shares redeemed
Class A Shares	(17,398,570)	—	(49,830,720)	(43,976,724)	(1,234,113,594)	(618,804,076)
Class C Shares	—	—	(9,873,683)	(6,941,766)	(114,818,391)	(82,431,006)
Class I Shares	(2,513,003)	—	—	—	(488,025,009)	(149,155,942)
Class Y Shares +	(8,161,099)	—	(15,127,435)	(3,040,070)	(94,402,222)	(6,070,142)

	(28,072,672)	—	(74,831,838)	(53,958,560)	(1,931,359,216)	(856,461,166)

Net increase (decrease) in net assets resulting from share transactions	54,554,970	6,000,000	(28,637,426)	3,893,313	662,513,836	1,235,538,002

Total increase (decrease) in net assets	48,723,987	6,000,000	(63,004,627)	32,234,797	(253,700,643)	2,115,917,489
Net Assets:
Beginning of period	6,000,000	—	145,877,626	113,642,829	4,354,686,934	2,238,769,445

End of period #	$54,723,987	$6,000,000	$82,872,999	$145,877,626	$4,100,986,291	$4,354,686,934

# Including accumulated net investment loss	$(745)	$—	$(583,072)	$(871,709)	$(29,461,460)	$(32,881,502)

*	Inception date
+	Inception date of Class Y was April 30, 2010
(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	International Investors Gold Fund		Multi-Manager Alternatives Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Operations:
Net investment loss	$(12,844,312)	$(13,491,182)	$(989,151)	$(392,449)
Net realized gain (loss)	59,038,155	146,209,574	(417,055)	884,770
Net change in unrealized appreciation (depreciation)	(444,003,092)	420,268,505	(155,867)	1,141,026

Net increase (decrease) in net assets resulting from operations	(397,809,249)	552,986,897	(1,562,073)	1,633,347

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(15,938,214)	(101,003,006)	(247,950)	(105,375)
Class C Shares	(3,852,183)	(22,342,035)	—	—
Class I Shares	(1,480,939)	(5,366,234)	(63,378)	(18,105)
Class Y Shares +	(1,249,820)	(1,450,876)	(35,486)	(976)

	(22,521,156)	(130,162,151)	(346,814)	(124,456)

Net realized gains
Class A Shares	—	(81,352,872)	(247,951)	(380,972)
Class C Shares	—	(17,931,534)	—	—
Class I Shares	—	(4,326,366)	(63,379)	(65,456)
Class Y Shares +	—	(1,169,725)	(35,486)	(3,527)

	—	(104,780,497)	(346,816)	(449,955)

Total dividends and distributions	(22,521,156)	(234,942,648)	(693,630)	(574,411)

Share transactions:
Proceeds from sale of shares
Class A Shares	423,210,840	422,750,670	21,505,821	30,679,950
Class C Shares	76,412,080	117,785,889	—	—
Class I Shares	83,975,694	63,714,026	5,041,978	4,129,135
Class Y Shares +	103,077,536	19,484,292	9,627,265	382,377

	686,676,150	623,734,877	36,175,064	35,191,462

Reinvestment of dividends and distributions
Class A Shares	13,338,644	145,507,913	431,361	395,142
Class C Shares	2,581,363	26,352,656	—	—
Class I Shares	1,375,532	9,692,592	43,434	39,076
Class Y Shares +	433,089	2,528,793	62,249	4,161

	17,728,628	184,081,954	537,044	438,379

Cost of shares redeemed
Class A Shares	(503,517,848)	(265,361,140)	(17,249,690)	(8,715,794)
Class C Shares	(75,411,016)	(34,266,890)	—	—
Class I Shares	(31,544,178)	(9,336,162)	(805,295)	(99,100)
Class Y Shares +	(25,711,778)	(2,852,529)	(3,563,050)	(3,818)

	(636,184,820)	(311,816,721)	(21,618,035)	(8,818,712)

Net increase in net assets resulting from share transactions	68,219,958	496,000,110	15,094,073	26,811,129

Total increase (decrease) in net assets	(352,110,447)	814,044,359	12,838,370	27,870,065

Net Assets:
Beginning of year	1,751,074,090	937,029,731	45,313,285	17,443,220

End of year #	$1,398,963,643	$1,751,074,090	$58,151,655	$45,313,285

# Including accumulated net investment loss	$(96,870,777)	$(164,188,864)	$(708,190)	$(40,163)

+	Inception date of Class Y was April 30, 2010

See Notes to Financial Statements

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	Class A

	Year Ended December 31, 2011 (a)

Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment loss	(0.08	)(c)
Net realized and unrealized loss on investments	(0.68)
Payment by the Adviser	0.04	(d)

Total from investment operations	(0.72)

Net asset value, end of period	$8.16

Total return (b)	(8.11)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$36,031
Ratio of gross expenses to average net assets	1.66%
Ratio of net expenses to average net assets	0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.95%
Ratio of net investment loss to average net assets	(0.91)%
Portfolio turnover rate	0%

	Class I

	Year Ended December 31, 2011 (a)

Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment loss	(0.05	)(c)
Net realized and unrealized loss on investments	(0.68)
Payment by the Adviser	0.04	(d)

Total from investment operations	(0.69)

Net asset value, end of period	$8.19

Total return (b)	(7.77)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,245
Ratio of gross expenses to average net assets	1.71%
Ratio of net expenses to average net assets	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%
Ratio of net investment loss to average net assets	(0.61)%
Portfolio turnover rate	0%

(a)	Inception date for the Fund was December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculation based upon average shares outstanding.
(d)	For the year ended December 31, 2011, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).

See Notes to Financial Statements

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	Class Y

	Year Ended December 31, 2011 (a)

Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment loss	(0.06	)(c)
Net realized and loss on investments	(0.69)
Payment by the Adviser	0.05	(d)

Total from investment operations	(0.70)

Net asset value, end of period	$8.18

Total return (b)	(7.88)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,448
Ratio of gross expenses to average net assets	1.56%
Ratio of net expenses to average net assets	0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.70%
Ratio of net investment loss to average net assets	(0.66)%
Portfolio turnover rate	0%

(a)	Inception date for the Fund was December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2011, 0.61% of the Class Y total return, representing $0.05 per share, consisted of a payment by the Adviser. (See Note 3).

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A

	Year Ended December 31,

	2011		2010	2009		2008	2007

Net asset value, beginning of year	$13.69		$10.71	$4.86		$16.49	$13.27

Income from investment operations:
Net investment loss	(0.01	)(d)	(0.04)	(0.02)		— (b)	(0.02)
Net realized and unrealized gain (loss)on investments	(3.63)		3.06	5.81		(11.23)	4.75
Payment by the Adviser	—		—	0.06	(c)	—	—

Total from investment operations	(3.64)		3.02	5.85		(11.23)	4.73

Less dividends and distributions from:
Net investment income	(0.13)		(0.04)	—		(0.01)	—
Net realized gains	—		—	—		(0.39)	(1.51)

Total distributions	(0.13)		(0.04)	—		(0.40)	(1.51)

Net asset value, end of year	$9.92		$13.69	$10.71		$4.86	$16.49

Total return (a)	(26.58)%		28.17%	120.37	%(c)	(68.12)%	35.66%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$52,253		$108,019	$91,059		$31,768	$156,203
Ratio of gross expenses to average net assets	1.76%		1.74%	1.81%		1.80%	1.70%
Ratio of net expenses to average net assets	1.76%		1.74%	1.81%		1.80%	1.70%
Ratio of net expenses, excluding interest expense, to average net assets	1.76%		1.74%	1.81%		1.80%	1.70%
Ratio of net investment income (loss) to average net assets	(0.11)%		(0.31)%	(0.26)%		0.03%	(0.22)%
Portfolio turnover rate	94%		110%	63%		48%	66%

	Class C

	Year Ended December 31,

	2011		2010	2009		2008	2007

Net asset value, beginning of year	$13.01		$10.26		$4.68	$16.06	$13.05

Income from investment operations:
Net investment loss	(0.10	)(d)	(0.10)		(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss)on investments	(3.42)		2.89		5.58	(10.89)	4.59
Payment by the Adviser	—		—		0.06 (c)	—	—

Total from investment operations	(3.52)		2.79		5.58	(10.98)	4.52

Less dividends and distributions from:
Net investment income	(0.13)		(0.04)		—	(0.01)	—
Net realized gains	—		—		—	(0.39)	(1.51)

Total distributions	(0.13)		(0.04)		—	(0.40)	(1.51)

Net asset value, end of year	$9.36		$13.01		$10.26	$4.68	$16.06

Total return (a)	(27.05)%		27.16%	119.23	%(c)	(68.40)%	34.65%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$16,611		$27,859	$19,487		$7,807	$33,802
Ratio of gross expenses to average net assets	2.70%		2.61%		2.97%	2.49%	2.38%
Ratio of net expenses to average net assets	2.50%		2.48%		2.49%	2.49%	2.38%
Ratio of net expenses, excluding interest expense, to average net assets	2.50%		2.48%		2.49%	2.49%	2.38%
Ratio of net investment loss to average net assets	(0.86)%		(1.07)%		(0.92)%	(0.61)%	(0.86)%
Portfolio turnover rate	94%		110%		63%	48%	66%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share.
(c)

For the year ended December 31, 2009, 0.91% of the Class A and 0.94% of Class C total return, representing $0.06 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.

(d)	Calculation based upon average shares outstanding.

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class I

	Year Ended December 31,

	2011	2010	2009		2008	2007(a)

Net asset value, beginning of period	$14.01	$10.91	$4.92		$16.49	$16.49

Income from investment operations:
Net investment income	0.05 (d)	0.02	0.06		0.06	—
Net realized and unrealized gain (loss) on investments	(3.72)	3.12	5.86		(11.23)	—
Payment by the Adviser	—	—	0.07	(e)	—	—

Total from investment operations	(3.67)	3.14	5.99		(11.17)	—

Less dividends and distributions from:
Net investment income	(0.13)	(0.04)	—		(0.01)	—
Net realized gains	—	—	—		(0.39)	—

Total dividends and distributions	(0.13)	(0.04)	—		(0.40)	—

Net asset value, end of period	$10.21	$14.01	$10.91		$4.92	$16.49

Total return (c)	(26.19)%	28.75%	121.75	%(e)	(67.82)%	0.00	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,019	$4,079	$3,097		$1,708	$10
Ratio of gross expenses to average net assets	2.22%	2.23%	2.54%		1.96%	0.00	%(f)
Ratio of net expenses to average net assets	1.25%	1.25%	1.24%		1.16%	0.00	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.25%	1.25%	1.24%		1.15%	0.00	%(f)
Ratio of net investment income to average net assets	0.38%	0.18%	0.56%		1.29%	0.00	%(f)
Portfolio turnover rate	94%	110%	63%		48%	0	%(g)

	Class Y

	Year Ended December 31,

	2011		2010(b)

Net asset value, beginning of period	$13.68		$11.30

Income from investment operations:
Net investment loss	(0.06	)(d)	(0.03)
Net realized and unrealized gain (loss) on investments	(3.57)		2.45

Total from investment operations	(3.63)		2.42

Less distributions from:
Net investment income	(0.13)		(0.04)

Net asset value, end of period	$9.92		$13.68

Total return (c)	(26.53)%		21.48	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,990		$5,920
Ratio of gross expenses to average net assets	2.08%		1.73	%(f)
Ratio of net expenses to average net assets	1.70%		1.70	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.70%		1.70	%(f)
Ratio of net investment loss to average net assets	(0.54)%		(0.77	)%(f)
Portfolio turnover rate	94%		110	%(g)

(a)	For the period December 31, 2007 (commencement of operations) through December 31, 2007.
(b)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Calculation based upon average shares outstanding.
(e)

For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.

(f)	Annualized
(g)	Not annualized

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A

	Year Ended December 31,

	2011		2010		2009		2008	2007

Net asset value, beginning of year	$52.33		$40.92		$26.84		$48.52	$38.07

Income from investment operations:
Net investment loss	(0.18	)(b)	(0.20	)(b)	(0.15)		(0.07)	(0.13)
Net realized and unrealized gain (loss) on investments	(8.52)		11.83		14.22		(21.61)	16.36
Payment by the Adviser	—		—		0.01	(c)	—	—

Total from investment operations	(8.70)		11.63		14.08		(21.68)	16.23

Less distributions from:
Net investment income	(0.05)		(0.22)		—		—	—
Net realized gains	(0.24)		—		—		—	(5.78)

Total distributions	(0.29)		(0.22)		—		—	(5.78)

Net asset value, end of year	$43.34		$52.33		$40.92		$26.84	$48.52

Total return (a)	(16.63)%		28.43%		52.46	%(c)	(44.68)%	42.62%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,673,303		$2,085,492		$1,240,769		$410,617	$697,604
Ratio of gross expenses to average net assets	1.37%		1.43%		1.49%		1.46%	1.43%
Ratio of net expenses to average net assets	1.37%		1.40%		1.46%		1.46%	1.43%
Ratio of net expenses, excluding interest expense, to average net assets	1.37%		1.40%		1.46%		1.45%	1.43%
Ratio of net investment loss to average net assets	(0.36)%		(0.47)%		(0.62)%		(0.17)%	(0.36)%
Portfolio turnover rate	40%		66%		86%		73%	89%

	Class C

	Year Ended December 31,

	2011		2010		2009		2008	2007

Net asset value, beginning of year	$47.82		$37.70		$24.92		$45.41	$36.16

Income from investment operations:
Net investment loss	(0.51	)(b)	(0.48	)(b)	(0.34)		(0.46)	(0.37)
Net realized and unrealized gain (loss) on investments	(7.73)		10.82		13.11		(20.03)	15.40
Payment by the Adviser	—		—		0.01	(c)	—	—

Total from investment operations	(8.24)		10.34		12.78		(20.49)	15.03

Less distributions from:
Net investment income	(0.05)		(0.22)		—		—	—
Net realized gains	(0.24)		—		—		—	(5.78)

Total distributions	(0.29)		(0.22)		—		—	(5.78)

Net asset value, end of year	$39.29		$47.82		$37.70		$24.92	$45.41

Total return (a)	(17.23)%		27.44%		51.28	%(c)	(45.12)%	41.55%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$515,433		$557,023		$358,114		$139,234	$283,246
Ratio of gross expenses to average net assets	2.12%		2.16%		2.30%		2.20%	2.19%
Ratio of net expenses to average net assets	2.12%		2.16%		2.26%		2.20%	2.19%
Ratio of net expenses, excluding interest expense, to average net assets	2.12%		2.16%		2.26%		2.19%	2.19%
Ratio of net investment loss to average net assets	(1.10)%		(1.23)%		(1.42)%		(0.92)%	(1.11)%
Portfolio turnover rate	40%		66%		86%		73%	89%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.
(c)

For the year ended December 31, 2009, 0.03% of the Class A and Class C total return, representing $0.01 per share for Class A and Class C, consisted of a payment by the Adviser in connection with the past market timing activities.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	Class I

	Year Ended December 31,

	2011	2010		2009		2008	2007

Net asset value, beginning of year	$53.40	$41.59		$27.14		$48.91	$38.19

Income from investment operations:
Net investment income (loss)	0.01 (c)	(0.02	)(c)	(0.04)		0.15	0.02
Net realized and unrealized gain (loss) on investments	(8.72)	12.05		14.48		(21.92)	16.48
Payment by the Adviser	—	—		0.01	(d)	—	—

Total from investment operations	(8.71)	12.03		14.45		(21.77)	16.50

Less distributions from:
Net investment income	(0.05)	(0.22)		—		—	—
Net realized gains	(0.24)	—		—		—	(5.78)

Total distributions	(0.29)	(0.22)		—		—	(5.78)

Net asset value, end of year	$44.40	$53.40		$41.59		$27.14	$48.91

Total return (b)	(16.31)%	28.93%		53.24	%(d)	(44.51)%	43.19%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,637,440	$1,650,962		$639,887		$25,648	$31,652
Ratio of gross expenses to average net assets	1.01%	1.05%		1.10%		1.17%	1.17%
Ratio of net expenses to average net assets	1.00%	1.00%		1.00%		1.00%	1.02%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%		1.00%		1.00%	1.02%
Ratio of net investment income (loss) to average net assets	0.02%	(0.04)%		(0.32)%		0.31%	0.04%
Portfolio turnover rate	40%	66%		86%		73%	89%

	Class Y

	Year Ended December 31,

	2011	2010(a)

Net asset value, beginning of period	$52.41	$43.69

Income from investment operations:
Net investment income (loss)	0.01 (c)	(0.03	)(c)
Net realized and unrealized gain (loss) on investments	(8.63)	8.97

Total from investment operations	(8.62)	8.94

Less distributions from:
Net investment income	(0.05)	(0.22)
Net realized gains	(0.24)	—

Total distributions	(0.29)	(0.22)

Net asset value, end of period	$43.50	$52.41

Total return (b)	(16.45)%	20.47	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$274,811	$61,210
Ratio of gross expenses to average net assets	1.17%	1.10	%(f)
Ratio of net expenses to average net assets	1.13%	1.10	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.13%	1.10	%(f)
Ratio of net investment income (loss) to average net assets	0.01%	(0.10	)%(f)
Portfolio turnover rate	40%	66	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2009, 0.03% of the Class I representing $0.01 per share, consisted of a payment by the Adviser in connection with the past market timing activities.
(e)	Not annualized
(f)	Annualized

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A

	Year Ended December 31,

	2011		2010		2009		2008	2007

Net asset value, beginning of year	$24.70		$18.92		$11.98		$17.82	$16.00

Income from investment operations:
Net investment income (loss)	(0.16	)(b)	(0.22	)(b)	(0.07)		(0.13)	0.16
Net realized and unrealized gain (loss) on investments	(5.15)		9.78		7.58		(5.12)	4.23
Payment by the Adviser	—		—		0.11	(c)	—	—

Total from investment operations	(5.31)		9.56		7.62		(5.25)	4.39

Less distributions from:
Net investment income	(0.31)		(2.09)		(0.68)		(0.09)	(1.54)
Net realized gains	—		(1.69)		—		(0.50)	(1.03)

Total distributions	(0.31)		(3.78)		(0.68)		(0.59)	(2.57)

Net asset value, end of year	$19.08		$24.70		$18.92		$11.98	$17.82

Total return (a)	(21.52)%		50.99%		63.75	%(c)	(29.03)%	27.41%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$988,039		$1,359,014		$799,296		$436,565	$616,260
Ratio of gross expenses to average net assets	1.20%		1.25%		1.43%		1.45%	1.46%
Ratio of net expenses to average net assets	1.20%		1.25%		1.43%		1.45%	1.46%
Ratio of net expenses, excluding interest expense, to average net assets	1.20%		1.25%		1.43%		1.45%	1.46%
Ratio of net investment loss to average net assets	(0.68)%		(0.98)%		(1.10)%		(0.76)%	(0.87)%
Portfolio turnover rate	24%		33%		19%		30%	35%

	Class C

	Year Ended December 31,

	2011		2010		2009		2008	2007

Net asset value, beginning of year	$23.13		$18.01		$11.45		$17.21	$15.61

Income from investment operations:
Net investment income (loss)	(0.31	)(b)	(0.36	)(b)	(0.04)		(0.30)	0.26
Net realized and unrealized gain (loss) on investments	(4.80)		9.26		7.08		(4.87)	3.89
Payment by the Adviser	—		—		0.10	(c)	—	—

Total from investment operations	(5.11)		8.90		7.14		(5.17)	4.15

Less distributions from:
Net investment income	(0.31)		(2.09)		(0.58)		(0.09)	(1.52)
Net realized gains	—		(1.69)		—		(0.50)	(1.03)

Total distributions	(0.31)		(3.78)		(0.58)		(0.59)	(2.55)

Net asset value, end of year	$17.71		$23.13		$18.01		$11.45	$17.21

Total return (a)	(22.11)%		49.89%		62.52	%(c)	(29.54)%	26.56%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$221,214		$285,973		$131,609		$54,419	$63,207
Ratio of gross expenses to average net assets	1.96%		1.95%		2.31%		2.20%	2.12%
Ratio of net expenses to average net assets	1.96%		1.95%		2.27%		2.20%	2.12%
Ratio of net expenses, excluding interest expense, to average net assets	1.96%		1.95%		2.27%		2.20%	2.12%
Ratio of net investment loss to average net assets	(1.43)%		(1.68)%		(1.94)%		(1.49)%	(1.55)%
Portfolio turnover rate	24%		33%		19%		30%	35%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.
(c)

For the year ended December 31, 2009, 0.58% of the Class A and Class C total return, representing $0.11 for Class A and $0.10 for Class C per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss. Additionally, 1.49% of Class A and Class C total return resulted from settlement payments received from third parties by the Fund.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	Class I
	Year Ended December 31,
	2011		2010		2009		2008		2007
Net asset value, beginning of year	$29.97		$22.34		$14.05			$17.95	$16.09

Income from investment operations:
Net investment income (loss)	(0.10	)(c)	(0.20	)(c)	0.46			(0.04)	0.81
Net realized and unrealized gain (loss) on investments	(6.28)		11.61		8.42			(3.27)	3.69
Payment by the Adviser	—		—		0.14	(d)		—	—

Total from investment operations	(6.38)		11.41		9.02			(3.31)	4.50

Less distributions from:
Net investment income	(0.31)		(2.09)		(0.73)			(0.09)	(1.61)
Net realized gains	—		(1.69)		—			(0.50)	(1.03)

Total distributions	(0.31)		(3.78)		(0.73)			(0.59)	(2.64)

Net asset value, end of year	$23.28		$29.97		$22.34			$14.05	$17.95

Total return (b)	(21.30)%		51.47%		64.34	%(d)	(18.02	)%(e)	27.94%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$111,604		$86,982		$6,125			$12	$8,570
Ratio of gross expenses to average net assets	0.91%		1.01%		3.11%			1.17%	1.23%
Ratio of net expenses to average net assets	0.91%		1.00%		1.00%			1.00%	1.03%
Ratio of net expenses, excluding interest expense, to average net assets	0.91%		1.00%		1.00%			1.00%	1.03%
Ratio of net investment income (loss) to average net assets	(0.35)%		(0.74)%		(0.66)%			(0.25)%	(0.46)%
Portfolio turnover rate	24%		33%		19%			30%	35%

	Class Y

	Year Ended December 31,

	2011		2010(a)

Net asset value, beginning of period	$24.72		$21.56

Income from investment operations:
Net investment loss	(0.08	)(c)	(0.14	)(c)
Net realized and unrealized gain (loss) on investments	(5.21)		7.08

Total from investment operations	(5.29)		6.94

Less distributions from:
Net investment income	(0.31)			(2.09)
Net realized gains	—			(1.69)

Total distributions	(0.31)			(3.78)

Net asset value, end of period	$19.12		$24.72

Total return (b)	(21.42)%		32.59	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$78,106		$19,105
Ratio of gross expenses to average net assets	1.10%		1.11	%(g)
Ratio of net expenses to average net assets	1.10%		1.11	%(g)
Ratio of net expenses, excluding interest expense, to average net assets	1.10%		1.11	%(g)
Ratio of net investment loss to average net assets	(0.34)%		(0.82	)%(g)
Portfolio turnover rate	24%		33	%(f)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon average shares outstanding.
(d)

For the year ended December 31, 2009, 0.58% of the Class I total return, representing $0.14 per share, consisted of a payment by the Adviser in connection with past market timing activities. Additionally, 1.49% of the Class I total return resulted from settlement payments received from third parties by the Fund.

(e)

Total return for the year ended December 31, 2008 was materially affected by significant redemptions during the year, relative to the amount of net assets represented by the class. In the absence of such redemptions the total return would have been lower.

(f)	Not annualized
(g)	Annualized

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Year Ended December 31,

	2011	2010	2009(a)

Net asset value, beginning of period	$9.30	$9.00	$8.88

Income from investment operations:
Net investment loss	(0.17)	(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.06)	0.51	0.16

Total from investment operations	(0.23)	0.42	0.12

Less distributions from:
Net investment income	(0.05)	(0.03)	—
Net realized gains	(0.05)	(0.09)	—

Total distributions	(0.10)	(0.12)	—

Net asset value, end of period	$8.97	$9.30	$9.00

Total return (b)	(2.38)%	4.67%	1.35	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$41,271	$38,278	$14,907
Ratio of gross expenses to average net assets (c)	2.52%	2.59%	3.03	%(d)
Ratio of net expenses to average net assets (c)	2.52%	2.59%	2.56	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (c)	2.24%	2.28%	2.40	%(d)
Ratio of net investment loss to average net assets (c)	(1.94)%	(1.33)%	(1.13	)%(d)
Portfolio turnover rate	249%	275%	75	%(e)

	Class I

	Year Ended December 31,

	2011	2010	2009(a)

Net asset value, beginning of period	$9.33	$9.01	$8.88

Income from investment operations:
Net investment loss	(0.10)	(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments	(0.09)	0.49	0.18

Total from investment operations	(0.19)	0.44	0.13

Less distributions from:
Net investment income	(0.05)	(0.03)	—
Net realized gains	(0.05)	(0.09)	—

Total distributions	(0.10)	(0.12)	—

Net asset value, end of period	$9.04	$9.33	$9.01

Total return (b)	(1.95)%	4.89%	1.46	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,648	$6,651	$2,536
Ratio of gross expenses to average net assets (c)	2.25%	2.35%	2.94	%(d)
Ratio of net expenses to average net assets (c)	2.23%	2.31%	2.30	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (c)	1.95%	2.00%	2.15	%(d)
Ratio of net investment income (loss) to average net assets (c)	(1.18)%	(1.05)%	0.89	%(d)
Portfolio turnover rate	249%	275%	75	%(e)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class Y

	Year Ended December 31,

	2011	2010(a)

Net asset value, beginning of period	$9.32	$9.12

Income from investment operations:
Net investment loss	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.14)	0.35

Total from investment operations	(0.20)	0.32

Less distributions from:
Net investment income	(0.05)	(0.03)
Net realized gains	(0.05)	(0.09)

Total distributions	(0.10)	(0.12)

Net asset value, end of period	$9.02	$9.32

Total return (b)	(2.06)%	3.51	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,232	$385
Ratio of gross expenses to average net assets (c)	2.35%	2.28	%(d)
Ratio of net expenses to average net assets (c)	2.28%	2.27	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (c)	2.00%	1.95	%(d)
Ratio of net investment loss to average net assets (c)	(1.81)%	(1.48	)%(d)
Portfolio turnover rate	249%	275	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
December 31, 2011

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of five portfolios. These financial statements relate only to the following investment portfolios: CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The CM Commodity Index Fund makes its investments through the Commodities Series Fund I Subsidiary (the “Subsidiary”), a wholly owned subsidiary. The Fund and the Subsidiary seeded investment activity on December 31, 2010. The CM Commodity Index Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds’ may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is regarded as an unrealized gain or loss and are categorized as Level 2 in the fair value hierarchy (as described below). Futures are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments, as well as a table that reconciles the valuation of the Funds’ Level 3 investments, if applicable, is located in the Schedule of Investments.

B.

Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on June 26, 2009 and is currently a wholly-owned subsidiary of the CM Commodity Index Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. All interfund balances and transactions have been eliminated in consolidation. As of December 31, 2011, the CM Commodity Index Fund held $9,760,235 in the Subsidiary, representing 17.8% of the Fund’s net assets.

C.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned subsidiary of CM Commodity Fund, a Cayman islands exempted company, is classified as a controlled foreign corporation (“CFC”) under the Code. For U.S. tax purposes, CFC is not subject to U.S. income tax. However, as a wholly-owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. Net losses of the CFC cannot be deducted by the CM Commodity Index Fund in the current year and not carried forward to offset taxable income in future years.

D.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

E.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.

Securities Sold Short—The Global Hard Assets Fund and the Multi-Manager Alternatives Fund may make short sales of securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. The Global Hard Assets Fund did not have any short sales during the year ended December 31, 2011. Securities sold short in the Multi-Manager Alternatives Fund at December 31, 2011 are reflected in the Schedule of Investments.

G.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as each Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

H.

Structured Notes—The Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. Structured notes at December 31, 2011 are reflected in the Schedule of Investments.

I.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds’ Schedule of Investments.

J.

Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants at December 31, 2011 are reflected in the Schedule of Investments.

K.

Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

At December 31, 2011, the Funds had the following derivatives (not designated as hedging instruments under GAAP):

Asset derivatives

Commodity Futures Risk

CM Commodity Index Fund Swap contracts [1]	$235,172

Liability derivatives

Equity risk

Multi-Manager Alternatives Fund Written options [2]	$522,600

[1]Statement of Assets and Liabilities location: Swap contracts, at value
[2]Statement of Assets and Liabilities location: Written options, at value

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

The impact of transactions in derivative instruments, during the year ended December 31, 2011, were as follows:

	Interest rate risk	Equity risk	Commodity Futures Risk

CM Commodity Index Fund
Realized loss:
Swap contracts [3]	$—	$—	$(5,964,484)
Change in appreciation:
Swap contracts [4]	—	—	235,172
Multi-Manager Alternatives Fund
Realized loss:
Future contracts [5]	(228,786)	—	—
Written options [6]	—	(625,950)	—
Change in depreciation:
Futures contracts [7]	(64,235)	—	—
Written options [7]	—	(153,301)	—

[3]Statement of Operations location: Net realized loss on swap contracts
[4]Statement of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts
[5]Statement of Operations location: Net realized loss on futures contracts
[6]Statement of Operations location: Net realized loss on written options
[7]Statement of Operations location: Change in net unrealized appreciation (depreciation) on investments, futures contracts, options purchased and written options

Total Return Swaps—The CM Commodity Index Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The CM Commodity Index Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the CM Commodity Index Fund will receive a payment from or make a payment to the counterparty. Documentation governing the CM Commodity Index Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the CM Commodity Index Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the CM Commodity Index Fund’s counterparty has the right to terminate the swap and require the CM Commodity Index Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position on the CM Commodity Index Fund at December 31, 2011 is reflected in the Schedule of Investments with its notional amount, which is indicative of the volume of swap activity during the year.

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. The Funds maintain securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Multi-Manager Alternatives Fund had the following put and call options written during the year ended December 31, 2011:

	Number of Contracts	Premiums

Options outstanding at December 31, 2010	210	$29,202
Options opened	108	5,416
Options written	(814)	(2,893,053)
Options exercised	(20)	(397)
Options expired	(262)	(30,462)
Options closed	700	2,507,250

Options outstanding at December 31, 2011	(78)	$(382,044)

Futures—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts are reported separately. CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund did not have any futures contracts during the year ended December 31, 2011. For the year ended December 31, 2011, the Multi-Manager Alternatives Fund had outstanding futures contracts for 7 months of the year, of which its monthly average value was $1,675,549. The Multi-Manager Alternatives Fund had no outstanding futures contracts at December 31, 2011.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency contracts during the year ended December 31, 2011.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund and CM Commodity Index Fund. The Adviser receives a management fee from Global Hard Assets Fund based on an annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% on the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser receives from the Multi-Manager Alternatives Fund a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in Underlying Funds (Exchange Traded Funds, Open and Closed End Mutual Funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund. The Adviser offsets the management fees it charges the Multi-Manager Alternatives Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser. For the year ended December 31, 2011, the Adviser reduced management fees charged by $5,688 due to such investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

The Adviser has agreed, through May 1, 2012, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses that exceed a specified percentage of average net assets (expense caps). The current expense caps and the amounts waived by the Adviser for the year ended December 31, 2011, are as follows:

Fund	Expense Cap	Waiver of Management fees	Expenses Assumed by the Adviser

CM Commodity Index Fund
Class A	0.95%	$163,756	$6,400
Class I	0.65	28,944	1,130
Class Y	0.70	49,924	1,951
Emerging Markets Fund
Class A	1.95%	$—	$—
Class C	2.50	46,106	—
Class I	1.25	35,958	—
Class Y	1.70	18,873	—
Global Hard Assets Fund
Class A	1.38%	$—	$—
Class C	2.20	—	—
Class I	1.00	222,030	—
Class Y	1.13	—	—
International Investors Gold Fund
Class A	1.45%	$—	$—
Class C	2.20	—	—
Class I	1.00	—	—
Class Y	1.20	—	—
Multi-Manager Alternatives Fund
Class A	2.40%	$—	$—
Class I	1.95	3,639	—
Class Y	2.00	1,773	—

For the year ended December 31, 2011, the Adviser agreed to reimburse the CM Commodity Index Fund for certain swap trading costs totaling $161,543. This reimbursement is reflected in the Statement of Operations as net increase from payment by Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

As of December 31, 2011, the Multi-Manager Alternatives Fund had six sub-advisers, Acorn Derivatives Management Corp., Coe Capital Management, LLC, Millrace Asset Group, Inc., Primary Funds, LLC, Tiburon Capital Management and Medley Credit Strategies, LLC (formerly known as Viathon Capital LP). The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2011, the Adviser received $290,621 from Emerging Markets Fund and $3,716,098 from International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2011, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $8,406,260 in sales loads relating to the sale of shares of the Funds, of which $7,274,073 was reallowed to broker/dealers and the remaining $1,132,187 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2011 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Emerging Markets Fund	$104,934,726	$ 133,245,849
Global Hard Assets Fund	2,277,659,544	1,808,890,872
International Investors Gold Fund	447,085,925	381,763,772
Multi-Manager Alternatives Fund*	90,884,037	81,304,875

*

For the Multi-Manager Alternatives Fund for the year ended December 31, 2011, proceeds of short sales and the cost of purchases of short sale covers aggregated $53,927,128 and $46,025,540, respectively.

Note 5—Income Taxes—As of December 31, 2011, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

CM Commodity Index Fund	$53,548,731	$1,282	$(600)	$682
Emerging Markets Fund	89,966,570	9,246,027	(16,237,133)	(6,991,106)
Global Hard Assets Fund	3,868,975,001	415,232,023	(248,462,302)	166,769,721
International Investors Gold Fund	993,087,092	471,277,190	(72,124,393)	399,152,797
Multi-Manager Alternatives Fund	58,630,448	954,533	(1,292,522)	(337,989)

At December 31, 2011, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Qualified Late Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total

CM Commodity Index Fund	$—	$—	$—	$—	$(745)	$235,855	$235,110
Emerging Markets Fund	—	—	(28,837,375)	(2,191,291)	(19,400)	(7,347,479)	(38,395,545)
Global Hard Assets Fund	—	51,647,729	—	(11,696,615)	(523,161)	166,771,591	206,199,544
International Investors Gold Fund	—	30,167,426	—	(12,310,385)	(236,360)	399,155,865	416,776,546
Multi-Manager Alternatives Fund	—	—	(19,332)	(1,040,932)	(15,252)	146,504	(929,012)

The tax character of dividends and distributions paid to shareholders were as follows:

Emerging Markets Fund	Year Ended December 31, 2011	Year Ended December 31, 2010

Ordinary income	$1,098,516	$384,122

Global Hard Assets Fund

Ordinary income	$4,394,965	$17,979,831
Long term capital gains	23,143,981	—

Total	$27,538,946	$17,979,831

International Investors Gold Fund

Ordinary income*	$22,446,308	$141,245,960
Long term capital gains	74,848	93,696,687

Total	$22,521,156	$234,942,647

Multi-Manager Alternatives Fund

Ordinary income*	$489,686	$560,049
Long term capital gains	203,944	14,360

Total	$693,630	$574,409

*	Include short term capital gains

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At December 31, 2011, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

	Expiring in the Year Ended December 31,	Amount

Emerging Markets Fund	2017	$28,837,375

Emerging Markets Fund utilized capital loss carryforwards of $3,321,381 during the year ended December 31, 2011.

Global Hard Assets Fund utilized capital loss carryforwards of $51,551,857 during the year ended December 31, 2011.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended December 31, 2011, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, and distribution reclasses, the Funds’ incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	(Increase) Decrease in Accumulated Net Investment Loss	(Increase) Decrease in Accumulated Net Realized Loss	Increase (Decrease) in Aggregate Paid in Capital

CM Commodity Index Fund	$266,314	$5,799,779	$(6,066,093)
Emerging Markets Fund	1,691,686	(685,250)	(1,006,436)
Global Hard Assets Fund	22,293,360	(24,181,769)	1,888,409
International Investors Gold Fund	102,683,555	(28,830,905)	(73,852,650)
Multi-Manager Alternatives Fund	667,938	(605,854)	(62,084)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2008-2010), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. Swap agreements entered into by the CM Commodity Index Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Funds. The Multi-Manager Alternatives Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. At December 31, 2011, the Adviser owned approximately 4% of Class Y of the CM Commodity Index Fund, 98% of Class I of the Emerging Markets Fund, 6% of Class A, and 24% of Class I shares of the Multi-Manager Alternatives Fund.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	CM Commodity Index Fund		Emerging Markets Fund

	Year Ended December 31, 2011	Period Ended December 31, 2010*	Year Ended December 31, 2011	Year Ended December 31, 2010

Class A
Shares sold	5,984,010	450,450	1,403,250	3,368,609
Shares reinvested	—	—	56,708	15,094
Shares redeemed	(2,017,471)	—	(4,083,647)	(3,993,187)

Net increase (decrease)	3,966,539	450,450	(2,623,689)	(609,484)

Class C
Shares sold	—	—	460,240	874,821
Shares reinvested	—	—	15,957	3,645
Shares redeemed	—	—	(841,831)	(637,294)

Net increase (decrease)	—	—	(365,634)	241,172

Class I
Shares sold	1,538,074	112,613	709	6,504
Shares reinvested	—	—	3,749	761
Shares redeemed	(277,471)	—	—	—

Net increase	1,260,603	112,613	4,458	7,265

Class Y +
Shares sold	1,767,128	112,613	1,832,509	654,964
Shares reinvested	—	—	4,293	1,128
Shares redeemed	(969,225)	—	(1,161,817)	(223,480)

Net increase	797,903	112,613	674,985	432,612

	Global Hard Assets Fund		International Investors Gold Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Class A
Shares sold	23,736,746	24,209,612	18,323,894	18,657,167
Shares reinvested	214,613	126,359	685,401	6,035,169
Shares redeemed	(25,199,346)	(14,799,682)	(22,245,432)	(11,924,775)

Net increase (decrease)	(1,247,987)	9,536,289	(3,236,137)	12,767,561

Class C
Shares sold	3,965,667	4,221,190	3,551,441	5,480,461
Shares reinvested	67,428	49,778	143,132	1,166,563
Shares redeemed	(2,561,997)	(2,122,704)	(3,570,609)	(1,590,051)

Net increase	1,471,098	2,148,264	123,964	5,056,973

Class I
Shares sold	15,569,236	18,717,219	3,019,708	2,574,607
Shares reinvested	218,028	104,978	57,917	331,371
Shares redeemed	(9,824,132)	(3,290,037)	(1,186,389)	(277,479)

Net increase	5,963,132	15,532,160	1,891,236	2,628,499

Class Y +
Shares sold	7,046,872	1,305,616	4,467,361	783,253
Shares reinvested	15,571	4,173	22,218	104,799
Shares redeemed	(1,913,621)	(141,825)	(1,176,695)	(115,307)

Net increase	5,148,822	1,167,964	3,312,884	772,745

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	Multi-Manager Alternatives Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010

Class A
Shares sold	2,312,930	3,371,946
Shares reinvested	48,263	42,672
Shares redeemed	(1,876,996)	(953,525)

Net increase	484,197	2,461,093

Class I
Shares sold	549,300	437,335
Shares reinvested	4,820	4,206
Shares redeemed	(88,172)	(10,532)

Net increase	465,948	431,009

Class Y +
Shares sold	1,031,722	41,236
Shares reinvested	6,964	448
Shares redeemed	(389,223)	(407)

Net increase (decrease)	649,463	(41,277)

*	Inception date was December 31, 2010.
+	Inception date of Class Y was April 30, 2010.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 10—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds at the request of the shareholders and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2011, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Weighted Average Interest Rate

CM Commodity Index Fund	17	$994,251	1.42%
Emerging Markets Fund	1	39,416	1.42
Global Hard Assets	6	646,385	1.40
International Investors Gold Fund	4	3,182,734	1.40
Multi-Manager Alternatives Fund	27	659,566	1.48

Note 11—Securities Lending—To generate additional income, the Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund may lend their securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. At December 31, 2011, there were no loans outstanding.

Note 12—Recent Accounting Pronouncements—In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the Funds financial statements.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

VAN ECK FUNDS

TAX INFORMATION
(unaudited)

Foreign Tax Matters
The Fund listed below intends to pass through foreign tax credits to the maximum amounts as shown. The gross foreign source income earned during the fiscal year 2011 by the Fund was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income

Emerging Markets Fund	$189,498	$2,071,495
International Investors Gold Fund	929,034	8,235,589

Corporate Dividends Received Deduction
The Funds listed below had the following percentage of ordinary income dividends paid qualify for the Corporate Dividends Received Deduction 2011.

Global Hard Assets Fund	100.00%
Emerging Markets Fund	0.22
International Investors Gold Fund	6.69
Multi-Manager Alternatives Fund	25.96

Cost Basis Information
As required by law, for Fund shares purchased on or after January 1, 2012 in accounts eligible for 1099-B tax reporting by the Fund for which tax basis information is available (“covered shares”), a Fund is required to report cost basis for redemptions, including exchanges, to both you and the Internal Revenue Service (the “IRS”). The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal income tax returns. If your account is held by a financial firm responsible for your account’s 1099-B tax reporting, please contact your representative with respect to cost basis reporting and available cost basis elections applicable to your account. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The Funds cannot and do not provide any advice, including tax advice.

VAN ECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Van Eck Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (consolidated as it relates to CM Commodity Index Fund) of Van Eck Funds (comprising, respectively, CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund) (the “Funds”), as of December 31, 2011, and the related statements of operations (consolidated as it relates to CM Commodity Index Fund), the statements of changes in net assets (consolidated as it relates to CM Commodity Index Fund) and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (consolidated as it relates to CM Commodity Index Fund) of the Funds at December 31, 2011, the results of their operations (consolidated as it relates to CM Commodity Index Fund), the changes in their net assets (consolidated as it relates to CM Commodity Index Fund) and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 23, 2012

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 55 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	9	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 54 (A)(G)	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 64 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 58 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	52	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Richard D. Stamberger 52 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	52	None.

Robert L. Stelzl 66 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital (real estate property management services company), 2004 to present.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust,	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008	Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 51	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 54	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 55	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 1985	Director, Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 48	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director, President and Owner of the Adviser; Director and President of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

VAN ECK FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENTS

Multi-Manager Alternatives Fund

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

Approval of New Sub-Advisory Agreements

At an in-person meeting held on March 8-9, 2011 (the “March Meeting”) and at an in-person meeting held on June 29-30, 2011 (the “June Meeting”), the Board, which is comprised exclusively of Independent Trustees, considered authorizing the Adviser to enter into new sub-advisory agreements with respect to the Fund, for an initial two-year term with Acorn Derivatives Management Corp. (“Acorn”), Coe Capital Management, LLC (“Coe”) and Millrace Asset Group, Inc. (“Millrace”) at the March Meeting, and with SW Asset Management, LLC (“SW”) and Tiburon Capital Management, LLC (“Tiburon”) at the June Meeting, each to serve as a sub-adviser for the Fund (each of Acorn, Coe, Millrace, SW and Tiburon a “New Sub-adviser” and collectively, the “New Sub-advisers”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangements for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreements, their terms, and the services to be provided and fees to be paid thereunder; and information regarding each New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve a sub-advisory agreement with each New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives from each New Sub-adviser.

In considering the proposal to approve a sub-advisory agreement with each of the New Sub-advisers, the Board noted that, combined, members of Acorn’s portfolio management team have more than 45 years’ experience, members of Coe’s portfolio management have more than 17 years’ experience, members of Millrace’s portfolio management team have more than 33 years’ experience, members of SW’s portfolio management team have over thirty years of experience and Tiburon’s portfolio manager has nearly twenty years of experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. Acorn runs an actively managed call spread strategy which the Adviser expects will help manage the volatility of the Fund’s portfolio, Coe and Millrace run small and small/mid cap long/short equity strategies which are strategies similar to those run by two of the Fund’s other sub-advisers that recently departed, SW is experienced in managing emerging market corporate debt strategies and Tiburon focuses on liquid mid-cap long/short credit/equity strategies.

The Board concluded that each New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that each New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to each New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that each New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-advisers to be relevant to its consideration of the sub-advisory agreements.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreements with the New Sub-advisers. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreements, including

VAN ECK FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENTS
(continued)

the fee structures, is in the interests of shareholders, and accordingly, the Board approved entering into a sub-advisory agreement with each New Sub-adviser.

Approval of New Sub-Advisory Agreement with Viathon

At an in-person meeting held on March 8-9, 2011 (the “Meeting”), the Board considered authorizing the Adviser to enter into a new sub-advisory agreement (the “New Agreement”) with Viathon Capital, LP (“Viathon”), or any successor in interest of Viathon (such successor in interest being referred to herein as the “Surviving Sub-Adviser”) for an initial two-year term. The Board reviewed and considered information that had been provided at the in-person meeting held on September 14-15, 2010 at which the Board approved an initial sub-advisory agreement between the Adviser and Viathon (the “Initial Agreement”), as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the New Agreement. This information included, among other things, a description of the terms of the New Agreement, the services to be provided and fee to be paid thereunder; and information regarding any changes that may occur following the Transaction (as defined below) to the Surviving Sub-Adviser’s organization, personnel, investment strategies, or key compliance procedures.

In considering whether to approve the New Agreement with the Surviving Sub-Adviser, in addition to the factors discussed above in connection with the approval of the Initial Agreement, the Board evaluated the following factors: (1) the terms of the Initial Agreement and New Agreement, including with respect to the sub-advisory rate to be charged for sub-advisory services, will be identical (other than the effective dates thereof and the identity of the Surviving Sub-Adviser); (2) Viathon and Medley Capital Holdings LLC and one or more wholly-owned subsidiaries thereof (collectively, “Medley”) have represented to the Board that the transaction pursuant to which Medley would acquire control of Viathon (the “Transaction”) will not result in a change to the key personnel responsible for managing the assets of the Fund or the investment processes, strategies, or compliance policies and procedures of the Surviving Sub-Adviser; and (3) Viathon and Medley have represented that Medley will make available to the Surviving Sub-Adviser the administrative support services of Medley’s larger organization. Prior to taking action to approve the New Agreement, the Board met with representatives of Viathon and Medley.

The Board concluded that, after the closing of the Transaction, the Surviving Sub-Adviser will continue to be qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies and that the fees payable to the Surviving Sub-Adviser for its services are reasonable. Accordingly, the Board approved the New Agreement and authorized the Adviser to enter into the New Agreement with the Surviving Sub-Adviser effective upon the closing.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VEFAR

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck Funds, billed audit fees of $155,500 for 2011 and $152,500 for 2010.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $0 for 2011 and $15,969 for
     2010.

c)   Tax Fees

     Ernst & Young billed tax fees of $29,770 for 2011 and $32,270 for 2010.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  March 5, 2012
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  March 5, 2012
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  March 5, 2012
     ---------------